UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

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BLINK CHARGING CO.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLINK CHARGING CO.

407 Lincoln Road, Suite 704

Miami Beach, Florida 33139

Notice of Annual Meeting of Stockholders To be held on September 7, 2018

To the Stockholders of Blink Charging Co.

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of Blink Charging Co., a Nevada corporation, will be held on September 7, 2018, at 10:00 a.m., Eastern time, at Loews Miami Beach Hotel, 1601 Collins Avenue, Miami Beach, Florida 33139, for the following purposes:

1.	Elect five directors to the Board of Directors of Blink Charging Co. for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders, with the nominees for election being current directors, Michael D. Farkas, Michael J. Calise, Donald Engel, Robert C. Schweitzer and Grant E. Fitz.

2.	Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018.

3.	Advisory vote to approve executive compensation (“say-on-pay” vote).

4.	Advisory vote regarding the frequency of holding the say-on-pay vote (“frequency vote”).

5.	Approval of the Blink Charging Co. 2018 Incentive Compensation Plan.

6.	Transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

The Board of Directors has fixed the close of business on August 13, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and any continuation, postponement or adjournment thereof. Whether or not you plan on attending the Annual Meeting, we encourage you to submit your proxy as soon as possible using one of three convenient methods (i) by accessing the Internet site described in the voting instruction form provided to you, (ii) by calling the toll-free number in the voting instruction form provided to you, or (iii) by signing, dating and returning any proxy card or instruction form provided to you.

By Order of the Board of Directors,

Michael D. Farkas
Executive Chairman

Miami Beach, Florida

August 14, 2018

You may vote in the following ways:

VOTE BY INTERNET - www.proxyvote.com	VOTE BY PHONE - 1-800-690-6903	VOTE BY MAIL - envelope included

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.	Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Proxy Statement Summary

This summary contains highlights about the upcoming 2018 Annual Meeting of Stockholders. This summary does not contain all of the information that you should consider in advance of the meeting and we encourage you to read the entire Proxy Statement before voting.

2018 Annual Meeting of Stockholders

Date and Time:	September 7, 2018 at 10:00 a.m., Eastern time

Location:	Loews Miami Beach Hotel, 1601 Collins Avenue, Miami Beach, Florida 33139

Record Date:	August 13, 2018

Mail Date:	We intend to mail the proxy materials to our stockholders on or about August 14, 2018

Voting Matters and Board Recommendations

Proposals	Our Board Vote Recommendation
Election of Directors (page 19)	FOR each Director Nominee

Ratification of the Independent Registered Public Accounting Firm (page 36)	FOR

Advisory (Non-Binding) “Say-On-Pay” Vote to Approve Executive Compensation (page 37)	FOR

Advisory (Non-Binding) Vote Regarding the Frequency of Future Stockholder Votes on Executive Compensation (page 38)	3 Years

Approval of Blink Charging Co. 2018 Incentive Compensation Plan (page 39)	FOR

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Proxy Statement

Information Concerning Voting and Solicitation

The enclosed proxy is solicited on behalf of the Board of Directors of Blink Charging Co., a Nevada corporation, for use at our 2018 Annual Meeting of Stockholders, to be held on September 7, 2018, at 10:00 a.m., Eastern time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and any business properly brought before the Annual Meeting. Blink Charging Co. may also be referred to as “the Company,” “we,” “us” or “our” in this Proxy Statement. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Annual Meeting will be held at Loews Miami Beach Hotel, 1601 Collins Avenue, Miami Beach, Florida 33139.

Our proxy materials are available electronically at www.proxyvote.com. At this website, you will find a complete set of the proxy materials including the Proxy Statement, 2017 Annual Report and form of proxy card. You are encouraged to access and review all of the information contained in the proxy materials before submitting a proxy or voting at the meeting.

What You are Voting On

You will be entitled to vote on the following proposals at the Annual Meeting:

●	The election of five directors to serve on our Board for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders.

●	The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018.

●	An advisory vote to approve executive compensation (“say-on-pay” vote).

●	An advisory vote regarding the frequency of holding the say-on-pay vote (“frequency vote”).

●	To approve the Blink Charging Co. 2018 Incentive Compensation Plan.

●	Any other business as may properly come before the Annual Meeting.

Who Can Vote

The Board has set August 13, 2018 as the record date for the Annual Meeting. You are entitled to notice and to vote if you were a stockholder of record of our common stock, par value $0.001 per share, as of the close of business on August 13, 2018. You are entitled to one vote on each proposal for each share of common stock you held on the record date. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy.

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Difference between a Stockholder “of Record” and a “Street Name” Holder

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares.

Shares Outstanding and Quorum

At the close of business on August 13, 2018, there were 24,675,602 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The presence of holders of one-third, or 33.34%, of the outstanding shares of our common stock entitled to vote constitutes a quorum, which is required to hold and conduct business at the Annual Meeting. Shares are counted as present at the Annual Meeting if:

●	you are present in person at the Annual Meeting; or

●	your shares are represented by a properly authorized and submitted proxy (submitted by mail, by telephone or over the Internet).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain routine matters such as ratification of independent registered public accountants, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see the subsection “If You Do Not Specify How You Want Your Shares Voted” below. In the absence of a quorum, the Annual Meeting may be adjourned to a day, time and place as determined by the chairman of the meeting.

Voting Your Shares

You may vote using any of the following methods:

✓	By Mail — Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Blink stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees and mailing them in the accompanying pre-addressed envelopes.

✓	By Internet — Stockholders of record may submit proxies by following the Internet voting instructions on their proxy cards. Most Blink stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction forms provided by their brokers, banks or nominees. Please check the voting instruction form for Internet voting availability.

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✓	By Telephone — Most Blink stockholders who hold shares beneficially in street name and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instruction forms provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability.

✓	In Person at the Annual Meeting — Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail, telephone or Internet so that your vote will be counted if you later decide not to attend the Annual Meeting. The Internet and telephone voting facilities will close at 11:59 p.m., Eastern time (for stockholders of record), and 11:59 p.m., Eastern time (for shares held beneficially in street name), on September 6, 2018, the day before the meeting date. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the form forwarded by your broker, bank, trust or other holder of record by mail.

Changing Your Vote

As a stockholder of record, if you submit a proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy prior to the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Corporate Secretary at our offices at 407 Lincoln Road, Suite 704, Miami Beach, Florida 33139, (ii) duly submitting a later-dated proxy over the Internet, by telephone or by mail, or (iii) attending the Annual Meeting in person and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

If You Receive More Than One Proxy Card or Notice

If you receive more than one set of proxy materials, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

How Will Your Shares Be Voted

Stockholders of record as of the close of business on August 13, 2018 are entitled to one vote for each share of our common stock held on all matters to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

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If You Do Not Specify How You Want Your Shares Voted

As a stockholder of record, if you submit a signed proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the person named in the proxy will vote your shares:

●	FOR the election of the five nominees listed in this Proxy Statement to serve on our Board for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders.

●	FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018.

●	FOR the advisory approval of Executive Compensation (“say-on-pay” vote).

●	3 Years for the advisory vote regarding the frequency of holding the “say-on-pay” vote (“frequency vote”).

●	FOR the approval of the Blink Charging Co. 2018 Incentive Compensation Plan.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on all the proposals in question. Brokers generally have discretionary authority to vote on the ratification of the appointment of Marcum LLP as our independent registered public accounting firm, which is considered a “routine” matter under Nasdaq Stock Market rules. Brokers, however, do not have discretionary authority to vote on the election of directors to serve on our Board, the approval of the Executive Compensation, the advisory resolution on the frequency of the stockholders’ say-on-pay and the approval of the Blink Charging Co. 2018 Incentive Compensation Plan, which are all matters considered “non-routine” under Nasdaq rules.

In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. No stockholder proposal or nomination was received prior to the deadline set forth in our Bylaws and, accordingly, no such matters may be brought to a vote at the Annual Meeting.

Inspector of Election and Counting of Votes

All votes will be tabulated as required by Nevada law, the state of our incorporation, by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to one or more proposals and broker non-votes will be counted as present for purposes of determining a quorum.

Election of Directors. Vote by a plurality of the shares voting is required for the election of directors under Proposal 1. You may vote FOR all nominees, WITHHOLD your vote as to all nominees, or FOR all nominees except those specific nominees from whom you WITHHOLD your vote. There is no “against” option. The nominees receiving the most FOR votes will be elected. A properly executed proxy marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than two directors and stockholders may not cumulate votes.

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Ratification of the Independent Registered Accounting Firm. The ratification of the appointment of Marcum LLP requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal 2, the abstention will have the same effect as an AGAINST vote.

Advisory (Non-Binding) “Say-On-Pay” Vote to Approve Executive Compensation for 2017. The approval of the Executive Compensation requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal 3, the abstention will have the same effect as an AGAINST vote. Pursuant to Nasdaq regulations, brokers do not have discretionary voting power with respect to this proposal, and broker non-votes will have no effect on the outcome of the vote.

Advisory (Non-Binding) Vote Regarding the Frequency of Future Stockholder Votes on Executive Compensation. The approval of the Advisory Resolution on the frequency of the stockholders’ say-on-pay requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. You have four choices for voting on Proposal 4. You can choose whether the “say-on-pay” vote should be held every year, every two years or every three years. You may also abstain from voting. Pursuant to Nasdaq regulations, brokers do not have discretionary voting power with respect to this proposal, and broker non-votes will have no effect on the outcome of the vote.

Approval of the Blink Charging Co. 2018 Incentive Compensation Plan. The approval of the Blink Charging Co. 2018 Incentive Compensation Plan requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal 5, the abstention will have the same effect as an AGAINST vote. Pursuant to Nasdaq regulations, brokers do not have discretionary voting power with respect to this proposal, and broker non-votes will have no effect on the outcome of the vote.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy, the Notice and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. No additional compensation will be paid to our directors, officers or staff members for such services. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at our principal executive offices at 407 Lincoln Road, Suite 704, Miami Beach, Florida 33139 for the ten days prior to the Annual Meeting and also at the Annual Meeting.

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Corporate Governance

Board of Directors Corporate Governance Highlights

Highlights of our corporate governance include the following:

●	Independent Directors. Three of our directors qualify as independent under Nasdaq regulations.

●	Independent Committees. The Board has three standing committees—Audit, Compensation and Nominating and Corporate Governance. Each committee is comprised solely of independent directors.

●	Regular Executive Sessions of Independent Directors. Starting in 2018, our independent directors plan to meet privately six times per year.

●	Board Authority to Retain Outside Advisors. Our Board and committees have the authority to retain outside advisors.

●	Director Outside Relationships Require Pre-Approval. Without the prior approval of disinterested members of the Board, directors should not enter into any transaction or relationship with the Company in which they will have a financial or a personal interest or any transaction that otherwise involves a conflict of interest.

●	Director Conflicts of Interest. If an actual or potential conflict of interest arises for a director or a situation arises giving the appearance of an actual or potential conflict, the director must promptly inform the other members of the Board. All directors will recuse themselves from any discussion or decision found to affect their personal, business or professional interests.

Director Qualifications and Diversity

Our Nominating and Corporate Governance Committee is responsible for the review of corporate governance, identifying, review the composition of and evaluate the performance of the Board; recommend persons for election to the Board and evaluate director compensation; review the composition of committees of the Board and recommend persons to be members of such committees; review and maintain compliance of committee membership with applicable regulatory requirements; and review conflicts of interest of members of the Board and corporate officers. The Committee may use outside consultants to assist in identifying candidates and will also consider advice and recommendations from stockholders, management, and others as it deems appropriate.

When evaluating director nominees, our directors consider the following factors:

●	the current size and composition of the Board and the needs of the Board and the respective committees of the Board;

●	such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like; and

●	other factors that the directors may consider appropriate.

Our goal is to assemble a Board that brings together a variety of skills derived from high quality business and professional experience.

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Board Committees and Charters

The Board has three standing committees—Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board maintains charters for each of these standing committees. To view the charters of our standing Board committees, please visit our website at https://ir.blinkcharging.com/governance-docs.

Audit Committee

Our audit committee is comprised of Messrs. Schweitzer, Engel and Fitz. Mr. Schweitzer is the chairman of our audit committee. Our Board has determined that each of the directors serving on the audit committee meets the requirements for financial literacy under applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and Nasdaq. In addition, our Board has determined that Mr. Schweitzer meets the requirements of a financial expert as defined under the applicable rules and regulations of the SEC and who has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Our Board has considered the independence and other characteristics of each member of our audit committee, and our Board believes that each member meets the independence and other requirements of Nasdaq and the SEC. Our audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.

Our audit committee, among other things, is responsible for:

●	selecting and hiring the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	approving audit and non-audit services and fees;

●	reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

●	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;

●	reviewing reports and communications from the independent registered public accounting firm;

●	reviewing earnings press releases and earnings guidance;

●	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

●	reviewing our policies on risk assessment and risk management;

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●	reviewing related party transactions;

●	establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters; and

●	reviewing and monitoring actual and potential conflicts of interest.

Compensation Committee

Our compensation committee is, among other things, responsible for:

●	reviewing, approving and determining, or making recommendations to our Board regarding, the compensation of our executive officers, including our Chief Executive Officer and other executive officers;

●	administering our incentive compensation plans and programs;

●	reviewing and discussing with our management our SEC disclosures; and

●	overseeing our submissions to stockholders on executive compensation matters.

Our compensation committee is comprised of Messrs. Schweitzer and Engel. Mr. Schweitzer is the chairman of our compensation committee. Our Board has considered the independence and other characteristics of each member of our compensation committee. Our Board believes that each member of our compensation committee meets the requirements for independence under the current requirements of Nasdaq, is a nonemployee director as defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is an outside director as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986 (the “Code”).

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is comprised of Messrs. Schweitzer and Fitz. Mr. Fitz is chairman of our nominating and corporate governance committee. Our nominating and corporate governance committee operates under a written charter. Under our policy, the independent directors of our Board nominate our directors. When evaluating director nominees, our directors consider the following factors:

●	the current size and composition of the Board and the needs of the Board and the respective committees of the Board;

●	such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like; and

●	other factors that the directors may consider appropriate.

Our goal is to assemble a Board that brings together a variety of skills derived from high quality business and professional experience.

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Board Role in Risk Oversight

Risk assessment and oversight are integral parts of our governance and management processes. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight.

Our Board oversees an enterprise-wide approach to risk management, which is designed to support the achievement of the Company’s objectives, including the strategic objective to improve long-term financial and operational performance and enhance stockholder value. Our Board believes that a fundamental part of risk management is understanding the risks that we face, monitoring these risks and adopting appropriate control and mitigation of these risks.

The Board discusses risks with our senior management on a regular basis, including as a part of its strategic planning process, annual budget review and approval, and through reviews of compliance issues in the appropriate committees of our Board. While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board are structured to oversee specific risks, as follows:

Committee	Primary Risk Oversight Responsibility
Audit Committee	Oversees financial risk, including capital risk, financial compliance risk, internal controls over financial reporting and reporting of violations involving financial risk, internal controls and other non-compliance with our Code of Conduct.

Nominating and Corporate Governance Committee	Oversees the assessment of each Board member’s independence to avoid conflict, determine effectiveness of the Board and committees, and maintain good governance practices through our Corporate Governance Guidelines and Code of Conduct.

Compensation Committee	Oversees our compensation policies and practices to ensure compensation appropriately incentivizes and retains management and determines whether such policies and practices balance risk-taking and reward in an appropriate manner.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to our directors as well as all of our staff members, including our executive officers. To view our Code of Business Conduct and Ethics, please visit our website at https://ir.blinkcharging.com/governance-docs. We intend to disclose future amendments to certain provisions of our Code of Conduct and Business Ethics, or waivers of these provisions with respect to executive officers on our website or in our public filings with the SEC. There were no waivers of the Code of Business Conduct and Ethics in 2017.

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Certain Relationships and Related Transactions

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the section titled “Executive Compensation,” the following is a description of each transaction since January 1, 2017 and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeded the lesser of $120,000 or 1% (approximately $23,000) of the average of our total assets at year-end for the last two completed fiscal years (approximately $2.3 million); and

●	any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Our Company’s policy with regard to related party transactions is for the Board as a whole to approve any material transactions involving our directors, executive officers or holders of more than 5% of our outstanding capital stock.

A 1-for-50 reverse stock split of our outstanding shares of common stock was effected on August 29, 2017. All share and per share information in this Proxy Statement has been retroactively adjusted to give effect to the reverse stock split.

Private Placement Financings

Series C Preferred Stock Financing

On August 25, 2017, the Company issued 8,265 shares of series C preferred stock to 43 stockholders as payment in full, among other items, of registration rights penalties accrued for the period from April 1, 2017 to June 30, 2017. On November 29, 2017, the Company issued 9,119 shares of series C preferred stock to 45 stockholders as payment in full, among other items, of registration rights penalties accrued for the period from July 1, 2017 to September 30, 2017. The penalties and dividends continued to accrue from October 1, 2017 to the February 16, 2018 closing date of our underwritten public offering (the “2018 Public Offering”). On March 27, 2018 9,111,644 shares of common stock were issued to 53 holders to convert all the series C preferred stock outstanding and owed as of the February 16, 2018. As of March 27, 2018, there were no longer any shares of series C preferred stock outstanding and the Company was no longer accruing registration rights penalties.

On February 7, 2017, BLNK Holdings, LLC, an entity for which Mr. Farkas had voting and investment power with respect to this entity’s holdings, bought all of the Company’s securities owned by Eventide Gilead Fund. As of April 10, 2018, BLNK Holdings no longer owned any of the Company’s securities.

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Investor	Shares of Series C Preferred Stock	Warrants to Purchase Common Stock	Aggregate Purchase Price	Percent of Total Outstanding
Eventide Gilead Fund (BLNK Holdings, LLC bought these positions)	13,334 (3/11/16 - $800,040)

	2,500 (4/18/16 - $150,000)

	2,500 (5/24/16 - $150,000)

	2,786 (6/30/16 - $167,120)	60,341	$1,267,120	14.0%

Convertible Promissory Notes

BLNK Holdings, LLC

On February 10, 2017 and February 14, 2017, we entered into two promissory notes with BLNK Holdings for the principal sums of $22,567.00 and $25,000.00, respectively, together with simple interest at the rate of 10% per year. The entire principal amount and accrued interest on both notes are past due and payable.

On July 18, 2017 and July 30, 2017, we entered into two promissory notes with BLNK Holdings for the principal sums of $5,078.22 and $30,000.00, respectively, together with simple interest at the rate of 10% per year. The entire principal amount and accrued interest on both notes are past due and payable.

On August 4, 2017, we entered into a secured promissory note with BLNK Holdings for the principal sum of $100,000.00 together with simple interest at the rate of 10% per year. The loan is secured by a first priority lien on and continuing security interest in all of our assets. The entire principal amount and accrued interest on the note is past due and payable.

On March 16, 2018, 74,753 shares of common stock were issued as payment of $221,009 owed to BLNK Holdings, in principal and interest pursuant to a Conversion Agreement between the Company and BLNK Holdings, dated August 23, 2017. These shares were subsequently transferred to Mr. Farkas.

Farkas Group Inc. (“FGI”)

On August 7, 2017, we issued a 60-day convertible note in the principal amount of $50,000 to FGI. Interest on the note accrues at a rate of 15% annually and is payable at maturity. The unpaid principal and accrued interest are convertible at the election of the holder into shares of common stock at $35.00 per share. In connection with the note issuance, we issued a five-year immediately vested warrant to purchase 100,000 shares of common stock at an exercise price of $0.70 per share.

On August 29, 2017, following the effectiveness of the reverse stock split, FGI exercised, on a cashless basis, warrants for 3.1 million shares, accounted for as derivative liabilities, not subject to the reverse stock split. The Company issued 2,990,404 shares of common stock to FGI as a result of the cashless exercise. On November 20, 2017, JMJ confirmed in writing that it would not pursue a price reset of its outstanding warrants as a result of the FGI warrant exercise.

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On December 6, 2017, the Company and Mr. Farkas signed a letter agreement, pursuant to which Mr. Farkas would cancel 2,930,596 of his shares of common stock. These shares were cancelled on April 16, 2018.

In February 2018, in connection with the closing of our 2018 Public Offering, the Company repaid $688,238 in principal and interest owed to Mr. Farkas pursuant to convertible notes issued to FGI that were past due.

BLNK Holdings Transfers to JMJ

In February 2018, prior to the closing of our 2018 Public Offering, Mr. Farkas reached an agreement with JMJ that, following the closing of our 2018 Public Offering, BLNK Holdings, an entity for which Mr. Farkas had voting and investment power with respect to this entity’s holdings, would transfer 260,000 shares to JMJ as additional consideration for JMJ agreeing to waive its claims to $12 million as a mandatory default amount pursuant to previous agreements with the Company. This transfer took place on April 18, 2018. The fair value of $785,200 of the 260,000 shares of common stock that were to be transferred to JMJ by BLNK Holdings is reflected as interest expense on the Company’s condensed consolidated statements of operations during the three months ended March 31, 2018 with a corresponding credit to additional paid-in capital.

Other Transactions with Michael D. Farkas and Affiliates

In September 2016, we executed a consulting agreement with Balance Labs, Inc. (“Balance Labs”), an entity controlled by Mr. Farkas. Balance Labs will, among other services, work to establish strategic partnerships, identify customers, and identity hardware manufacturers. The consulting agreement calls for us pay a fee of 7% of any gross revenues realized by the Company as a result of Balance Labs’ introductions. Balance Labs will receive a fee, to the extent permitted by applicable federal or state law, of 5% with regard to any mergers (payable in-kind) of the aggregate consideration of the merger, sales of the Company, or our assets. There is also compensation tied to hardware sales ($500 per unit) and any celebrity endorsements (18% of the compensation we pay) arranged by Balance Labs. Finally, if we execute an EV services agreement with a party introduced by Balance Labs and we retain ownership of the hardware, Balance Labs is entitled to 5% of the net revenues generated by the deployed hardware. We have not yet paid any commissions to Balance Labs pursuant to this contract.

On February 7, 2017, Eventide and BLNK Holdings completed a sales transaction. Eventide sold all of the Company’s securities that it owned (142,857 shares of common stock, 114,491 shares of series C preferred stock, warrants to purchase 524,604 shares of the Company’s common stock, and all rights, claims, title, and interests in any securities of whatever kind or nature issued or issuable as a result of Eventide’s ownership of the Company’s securities) to BLNK Holdings for $1 million. As of April 10, 2018, BLNK Holdings no longer owned any of the Company’s securities.

In addition, we paid $52,500 in fees to FGI from January 1 to June 30, 2016 as a result of financings entered into by the Company.

On July 28, 2016, the Company, as sub-landlord, entered into a sublease agreement with Balance Labs, Inc. (“Subtenant”), an entity controlled by Mr. Farkas, pursuant to which the Company agreed to sublease a portion of its Miami, Florida corporate headquarters to Subtenant. The term of the sublease agreement was from August 1, 2016 to September 29, 2018, subject to earlier termination upon written notice of termination by the landlord or the Company. This sublease agreement ended in March 2017 when the landlord commenced eviction proceedings against the Company. Throughout the term of the agreement, Subtenant was to pay to the Company fixed base rent and operating expenses equal to 50% of the Company’s obligation under its primary lease agreement, resulting in monthly base rent payments ranging from approximately $7,500 to $8,000 per month, for a total of approximately $200,000 for the total term of the sublease agreement.

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On August 3, 2016, we executed a consulting agreement with Ardour Capital to serve as our financial advisor with respect to any private equity offerings, derivative equity offerings or debt offerings. Mr. Farkas owns less than 5% of Ardour Capital. For acting as our placement agent, Ardour Capital is entitled to receive a sales commission of 5% of the gross proceeds from any private equity offering and a five-year warrant to purchase 5% of the common stock from such private equity transaction with an exercise price based on the valuation of the private equity transaction. Ardour Capital is entitled to receive a sales commission of 3% of gross proceeds from a non-convertible debt-related transaction whereby there is no equity component other than customary warrant coverage not in excess of 10% of the associated debt. JMJ lent $3,500,000 to the Company between October 2016 and October 2017. In connection with these advances, we had paid $67,500 (and owed $120,000) to Ardour Capital as sales commissions.

In February 2018, in connection with the closing of our 2018 Public Offering, the Company paid $120,000 to Ardour Capital.

On March 22, 2018, in connection with the closing of our 2018 Public Offering, we issued 360,441 shares of common stock to Ardour Capital in placement agent fees related to the $3,5000,000 lent by JMJ and the separate $250,000 lent by JMJ to the Company on January 22, 2018. On the same day, we issued 1,167 shares of common stock to Ardour Capital in connection with placement agent fees related to the sale of our series C preferred stock in December 2014.

JMJ Financing

On October 7, 2016, we executed a Promissory Note in favor of JMJ Financial, a Nevada sole proprietorship owned by Justin Keener (“JMJ”), in the amount up to $3,725,000 bearing interest on the unpaid balance at the rate of 6% per year. The initial amount borrowed under the promissory note was $500,000, with the remaining amounts permitted to be borrowed under the promissory note being subject to us achieving certain milestones.

All advances after February 28, 2017 were at the discretion of JMJ without regard to any specific milestones occurring. Additional advances of $250,000 and $30,000 under the promissory note occurred on March 14, 2017 and March 24, 2017, respectively, and two more warrants to purchase the Company’s common stock were issued, one for 7,143 shares and the other for 857 shares. An additional advance of $400,000 occurred on April 5, 2017 and another warrant to purchase 11,429 shares of our common stock was issued on the same date. An additional advance of $295,000 occurred on May 9, 2017 and another warrant to purchase 8,429 shares of the Company’s common stock was issued on the same date. On July 27, 2017, an additional advance of $50,000 was made to the Company and another warrant to purchase 1,429 shares of the Company’s common stock was issued to JMJ. JMJ and the Company entered into a Lockup, Conversion and Additional Investment Agreement, dated October 23, 2017 (the “Additional Agreement”). In accordance with the terms of the Additional Agreement, on October 24, 2017, JMJ advanced to the Company $949,900 available pursuant to previous agreements with JMJ and another warrant to purchase 27,140 shares of the Company’s common stock was issued to JMJ. As of the closing of our 2018 Public Offering, ten warrants to purchase a total of 100,001 shares of the Company’s common stock had been issued to JMJ. The aggregate exercise price was $3,500,000.

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The Additional Agreement extended the maturity date of the JMJ loans to December 15, 2017. On November 29, 2017, the Company and JMJ entered into the first amendment to the Additional Agreement, extending the maturity date to December 31, 2017. On January 4, 2018, the Company and JMJ entered into the second amendment to the Additional Agreement, extending the maturity date to January 31, 2018. On February 1, 2018, the Company and JMJ entered into the third amendment to the Additional Agreement, extending the maturity date to February 10, 2018. On February 7, 2018, the Company and JMJ entered into the fourth amendment to the Additional Agreement, extending the maturity date to February 15, 2018.

In addition, JMJ claimed that the Company would owe JMJ $12 million as a mandatory default amount pursuant to previous agreements with the Company. JMJ, in the Additional Agreement, agreed to allow the Company to have two options for settling a previously issued note (including settling the mandatory default amount for either $1.1 million or $2.1 million), securing a lockup agreement from JMJ, and exchanging previously issued warrants for shares of common stock. Each of these options depended upon the closing of our 2018 Public Offering by December 15, 2017 (subsequently extended to February 15, 2018). The option chosen was at the Company’s sole discretion.

“Origination Shares” was defined in the purchase agreement with JMJ as the following: on the fifth trading day after the closing of our public offering we would deliver to JMJ shares of our common stock equal to 48% of the consideration paid by JMJ under the Promissory Note divided by the lowest of (i) $35.00 per share, or (ii) the lowest daily closing price of our common stock during the ten days prior to delivery of the Origination Shares (subject to adjustment for stock splits), or (iii) 80% of the common stock price of this offering, or (iv) 80% of the unit price of this offering (if applicable), or (v) the exercise price of any warrants issued in this offering. The number of shares to be issued was to be determined based on the offering price of the public offering.

The first option was that the Company, upon the closing of our 2018 Public Offering: (a) would pay $2.0 million in cash to JMJ; and (b) would issue shares of common stock to JMJ with a value of $9,005,000 (including the Origination Shares). The second option was that the Company, upon the closing of our 2018 Public Offering, would not pay any cash to JMJ and would issue shares of common stock to JMJ with a value of $12,005,000 (including the Origination Shares).

Upon the closing of our 2018 Public Offering, the Company chose the second option and did not pay any cash to JMJ. Although our 2018 Public Offering closed one day after the February 15, 2018 maturity date, JMJ accepted payment on February 16, 2018 and did not declare a default.

In each case, the Company was to issue such number of duly and validly issued, fully paid and non-assessable shares of common stock equal to the amount in question divided by the lowest of (i) $35.00 per share, or (ii) the lowest daily closing price of the common stock during the ten days prior to delivery of shares (subject to adjustment for stock splits), or (iii) 80% of the common stock price of our 2018 Public Offering, or (iv) 80% of the unit price of our 2018 Public Offering (if applicable), or (v) the exercise price of any warrants issued in our 2018 Public Offering.

Prior to the Company choosing the option at the closing (with the first option including some cash and the second option not including any cash), JMJ could elect to receive some or all of the share consideration (to be issued pursuant to either option) in the form of convertible preferred stock. On January 29, 2018, JMJ made the election to receive all of the share consideration in the form of shares of convertible preferred stock.

Pursuant to the second option and to the election by JMJ to receive convertible preferred stock instead of common stock as permitted by the Additional Agreement, the Company, on February 16, 2018 issued to JMJ 12,005 shares of series D preferred stock convertible into 3,847,756 shares of common stock, to reflect the full payment of all dollar amounts and share amounts owed in connection with the JMJ Financing. On May 7, 2018, the Company received a notice of conversion from JMJ to convert 4,368 shares of series D preferred stock with a stated value of $4,368,000 at the conversion price of $3.12 per share into 1,400,000 shares of the Company’s common stock (the “Conversion”). On May 10, 2018, the Company effected the Conversion and issued 1,400,000 shares of common stock to JMJ (the “JMJ Financing”).

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Separately from and unrelated to the JMJ Financing, JMJ lent $250,000 to the Company on January 22, 2018. We agreed with JMJ to issue units of unregistered shares of common stock and warrants as repayment of this $250,000 advance at the closing of our 2018 Public Offering (with each unit consisting of one share of common stock and two warrants each to purchase one share of common stock). On March 16, 2018, the Company issued 73,529 shares of common stock to JMJ and on April 9, 2018, the Company issued 147,058 warrants to JMJ.

Indemnification Agreements

Nevada corporation law limits or eliminates the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties as directors. Our Bylaws include provisions that require the company to indemnify our directors or officers against monetary damages for actions taken as a director or officer of our Company. We are also expressly authorized to carry directors’ and officers’ insurance to protect our directors, officers, employees and agents for certain liabilities. Our articles of incorporation do not contain any limiting language regarding director immunity from liability.

We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our Bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such person in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity. We believe that these provisions in our Bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Related Person Transaction Policy

Our policy with regard to related party transactions is for the Board as a whole to approve any material transactions involving our directors, executive officers or holders of more than 5% of our outstanding capital stock.

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Director Independence

At least annually, the Nominating and Corporate Governance Committee reviews the independence of each non-employee director and makes recommendations to the Board and the Board affirmatively determines whether each director qualifies as independent. No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a stockholder or officer of an organization that has a relationship with the Company). In addition, in affirmatively determining the independence of any director who will serve on the Compensation Committee, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member. Each director must keep the Nominating and Corporate Governance Committee fully and promptly informed as to any development affecting a director’s independence.

The Board has determined that each of our non-employee directors (Messrs. Engel, Schweitzer and Fitz) is independent under the listing standards of Nasdaq and the requirements of the SEC. Messrs. Farkas and Calise are not independent based on their service as our Executive Chairman and Chief Executive Officer, respectively. In making its independence determinations, the Board reviewed direct and indirect transactions and relationships between each director, or any member of his or her immediate family, and us or one of our subsidiaries or affiliates based on information provided by the director, our records and publicly available information. None of our directors directly or indirectly provides any professional or consulting services to us.

Board Meetings

The Board held ten meetings in 2017 and all of the directors attended at least 75% of the total number of meetings of the Board and committees on which they served. We, and the Board, expect all current directors to attend our annual meetings of stockholders barring unforeseen circumstances or irresolvable conflicts.

Communication with the Board

Our Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. In addition, any interested party may communicate in writing with any particular director, including our Executive Chairman, any committee of the Board, or the directors as a group, by sending such written communication to our Corporate Secretary at our principal executive offices at Blink Charging Co., 407 Lincoln Road, Suite 704, Miami Beach, Florida 33139. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of our Corporate Secretary, to be inappropriate for submission to the intended recipient(s). The Corporate Secretary or his designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company staff members or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning potential director nominees submitted by any of our stockholders will be forwarded to the Chair of the Nominating and Corporate Governance Committee.

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Corporate Governance Materials Available on the Blink Website

Our corporate governance principles are intended to provide a set of flexible guidelines for the effective functioning of the Board of Directors and are reviewed regularly and revised as necessary or appropriate in response to changing regulatory requirements, evolving best practices and other considerations. Many of these principles and policies relating to corporate governance at Blink are available on the Corporate Governance section of our website, https://ir.blinkcharging.com/board-of-directors, including:

●	Audit Committee Charter

●	Compensation Committee Charter

●	Nominating and Corporate Governance Committee Charter

●	Code of Business Conduct and Ethics

You may obtain copies of these materials, free of charge, by sending a written request to: Corporate Secretary, Blink Charging Co., 407 Lincoln Road, Suite 704, Miami Beach, Florida 33139. Please specify which documents you would like to receive.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Proposal 1 -

Election of Directors

Our Board of Directors currently consists of five members: Michael D. Farkas, Michael J. Calise, Donald Engel, Robert C. Schweitzer and Grant E. Fitz.

The current Board of Directors, committee involvement and certain other relevant information is set forth below:

Director	Age	Director Since	Nominating & Corporate Governance Committee	Audit Committee	Compensation Committee
Michael D. Farkas, Executive Chairman	46	2010
Michael J. Calise	57	2016
Donald Engel	86	2014		✓	✓
Robert C. Schweitzer	72	2017	✓	Chair	Chair
Grant E. Fitz	56	2018	Chair	✓

Pursuant to our Bylaws, only our Board of Directors will be able to fill any vacancies on our Board of Directors until the next succeeding Annual Meeting of Stockholders. Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Between successive annual meetings, the Board of Directors has the power to appoint one or more additional directors, but not more than half the number of directors fixed at the last shareholder meeting at which directors were elected.

With respect to Proposal 1, you may vote FOR all nominees, WITHHOLD your vote as to all nominees, or FOR all nominees except those specific nominees from whom you WITHHOLD your vote. The nominees receiving the most FOR votes will be elected. A properly executed proxy marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than two directors and stockholders may not cumulate votes in the election of directors.

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Nominees for Election at this Annual Meeting

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on the Board at this time. All of our nominees meet the qualifications and skills of our Board of Directors Corporate Governance Guidelines – Criteria for Director Nomination. There are no family relationships among any of our nominee directors or among any of our nominee directors and our executive officers.

Michael D. Farkas

Michael D. Farkas served as our Chief Executive Officer from 2010 to July 24, 2015. Mr. Farkas has served as a member of the Board since 2010 and has been the Executive Chairman of the Board since January 1, 2015. Mr. Farkas is the founder and manager of FGI, a privately-held investment firm. Mr. Farkas is the founder and Chief Executive Officer of Balance Labs, Inc., a consulting firm that provides business development and consulting services to startup development stage business. Mr. Farkas is a director at Balance Labs Inc. Mr. Farkas also currently holds the position of Chairman and Chief Executive Officer of the Atlas Group, in which its subsidiary, Atlas Capital Services, was a broker-dealer that had successfully raised capital for a number of public and private clients until it withdrew its FINRA registration in 2007. Over the last 20 years, Mr. Farkas has established a successful track record as a principal investor across a variety of industries, including telecommunications, technology, aerospace and defense, agriculture, and automotive retail. Mr. Farkas attended Brooklyn College where he studied Finance.

As the Executive Chairman and one of the company’s largest stockholders, Mr. Farkas leads the Board and guides the Company. Mr. Farkas brings extensive industry knowledge of the Company and a deep background in emerging growth companies and capital market activities. His service as Executive Chairman creates a critical link between management and the Board.

Michael J. Calise

Michael J. Calise has served as our Chief Executive Officer since July 29, 2015 and as a member of the Board since March 9, 2016. From June 2011 to February 2015, Mr. Calise was the Head of North America Electric Vehicle Solutions at Schneider Electric, a world leader in energy management and energy efficiency. While at Schneider, Mr. Calise was responsible for the North American electric vehicle strategy, product, and services, and took the business from its infancy to its position as one of the top global contenders in the electric vehicle solutions industry. Prior to Schneider Electric, from March 2010 to May 2011, Mr. Calise was the founder and principal of EVadvise, an independent advisory firm focused on mass scale electric vehicle infrastructure. While at EVadvise, he helped develop the EV Charging infrastructure technology plan for Marin Transportation Authority’s (MTA) county-wide charger deployment. Mr. Calise previously held various sales roles at Intel Corporation and Benchmarq Microelectronics (acquired by Texas Instruments), and executive roles at a number of energy efficient start-up companies.

Mr. Calise received a Bachelor of Science degree in Electrical Engineering from the University of Buffalo in New York, and has been a member of the Institute of Electrical and Electronics Engineers, California Clean Cars, Cleantech.org, Plug In America and the Electric Auto Association (EAA), and was a former board member of the Electric Drive Transportation Association (EDTA) and the BACC EV Strategic Council and the former chairman of the Los Gatos Transportation and Parking Commissions.

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Mr. Calise’s nearly ten years of experience in the EV industry, day-to-day operational leadership of the Company and in-depth knowledge of the Company’s products and services make well qualified as a member of the Board.

Donald Engel

Donald Engel has served on our Board since July 30, 2014. Mr. Engel is currently a consultant to Palisades Capital Management LLC. Mr. Engel served as Managing Director and consultant at Drexel Burnham Lambert for 15 years. Mr. Engel managed and developed new business relationships and represented clients such as Warner Communications and KKR & Co., L.P. Mr. Engel also served as a consultant to Bear Stearns and as a Director of such companies as Revlon, Uniroyal Chemical, Levitz, Banner Industries, Savannah Pulp & Paper, and APL Corp. In the last decade, Mr. Engel consulted to Morgan Joseph TriArtisan. Mr. Engel attended the University of Richmond.

Mr. Engel has extensive knowledge of capital markets and fostering new business relationships in particular, making his input invaluable to the Board’s discussions of the Company’s capital market and mergers and acquisitions activities.

Robert C. Schweitzer

Robert C. Schweitzer has served as a member of our Board of Directors and as lead independent director since July 17, 2017. He is also the Chairman of the Compensation and Audit Committees, and a member of the Corporate Governance and Nominating Committee.

Mr. Schweitzer is currently the Chief Executive Officer of RCS Mediation & Consulting Services, which was formed by him in 2013. He was formerly the President of Shay Investment Services, Inc., a holding company consisting of a bank, an investment management company, and a broker-dealer serving the investment needs of institutional clients. He served in that capacity, and also served as Chairman of the Board of the Bank, from 2007 to 2012. From October 2005 to August 2007, Mr. Schweitzer was the Florida Regional President for Northwest Savings Bank (following the sale of Equinox Bank, where he was President and Chief Executive Officer, to Northwest Savings). From June 2004 to March 2005, he was a consultant to Equinox Bank (formerly Horizon Bank), and became President and Chief Executive Officer of Equinox Bank in March 2005. Mr. Schweitzer was the Regional President of Union Planters Bank for Broward and Palm Beach County, Florida markets from April 1999 to December 2002.

Prior to joining Union Planters, Mr. Schweitzer served as the Executive Vice President and Head of Commercial Banking for Barnett Bank/NationsBank/Bank of America in Jacksonville, Florida from 1993 to 1999. Other positions held include Director and Head of Real Estate Consulting for Coopers & Lybrand in Washington, D.C.; Senior Vice President and Manager of Central North America Real Estate for the First National Bank of Chicago, and Manager of Domestic Credit Process Review; and Senior Vice President and Manager of Central North American Banking for Wachovia Bank.

In addition to sitting on the Board and serving as lead independent director, Mr. Schweitzer currently is Chairman of the Board of 1-800-PetMeds (Nasdaq: PETS) and chairs the Compensation Committee and is a member of the Corporate Governance and Nominating Committee. He is also a member of the Board and lead independent director of OmniComm Systems, Inc. (OTCQX: OMCM), as well as Chairman of the Audit Committee and a member of the Compensation and Corporate Governance and Nominating Committees.

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Mr. Schweitzer holds an M.B.A. from the University of North Carolina, and a B.S. degree from the United States Naval Academy. Mr. Schweitzer served in the United States Navy in the Submarine Force and Navy Reserve for 30 years, and retired with a rank of Captain. He is also a certified Florida Supreme Court Circuit Civil Mediator, a FINRA certified arbitrator, and on the roster of the American Arbitration Association

Mr. Schweitzer’s extensive and high level experience in the financial services and investment industries, as well as his extensive public and private executive and board involvement with numerous other businesses and organizations, enable Mr. Schweitzer to significantly contribute to the Board’s decision-making processes, making him well qualified to serve as a director of the Company.

Grant E. Fitz

Grant E. Fitz joined our Board of Directors in August 2018. Since June 2016, Mr. Fitz has been the Chief Financial Officer of Valassis, an industry leading digital and print multimedia company. Mr. Fitz oversees the financial operations for Valassis and supports the development of its business strategies and internal controls. Mr. Fitz was also named in June 2017 as the President of NCH Marketing Services, a leading coupon clearing company and Valassis subsidiary.

From April 2013 to June 2016, Mr. Fitz served as the Corporate Vice President and Chief Financial Officer of Xerox Corporation’s technology business and the President of Xerox Financial Services. While at Xerox, Mr. Fitz led a comprehensive business turnaround which drove efficiency savings and generated higher profit margins for Xerox.

From November 2009 to March 2013 and from March 2006 to November 2009, Mr. Fitz was a senior officer at General Motors (GM), holding multiple positions with increasing responsibility. He served as GM’s Global Finance Director of New Product Vehicle Programs from November 2011 to March 2013 and Chief Risk Officer and Executive Director of Risk Management at GM from November 2010 to November 2011. In the latter role, Mr. Fitz established GM’s company-wide risk management program as its first Chief Risk Officer, reporting to the GM Board’s finance and risk committee. Mr. Fitz also served as the Chief Financial Officer of GM Powertrain Europe from June 2007 to November 2009, where he led finance operations covering seven manufacturing plants, three joint ventures and five engineering centers, and General Director of GM Audit Services from July 2005 to May 2007, where he led the internal audit operations for GM’s global automotive operations. He held various other leadership roles at GM in both Europe and the United States, including being the Finance Director for the GM-Fiat Alliance from July 2001 to June 2005.

From November 2009 to November 2010, Mr. Fitz served as the Vice President and Chief Financial Officer of Nexteer Automotive, a steering and driveline systems manufacturer. While at Nexteer, he helped lead a comprehensive revenue growth initiative through the integration of new technologies in Nexteer products.

Mr. Fitz received a B.S. degree in industrial and operations engineering from the University of Michigan and an M.S. in management (M.B.A.) from the Krannert Graduate School of Management at Purdue University.

Mr. Fitz demonstrates extensive knowledge of complex financial, accounting and operational issues highly relevant to a growth company. He also brings expertise in international business development and risk analysis in particular.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FIVE NOMINEES NAMED ABOVE.

PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES UNLESS OTHERWISE.

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Executive Compensation Discussion

Blink Charging Co. 2017 Named Executive Officers
Michael D. Farkas Executive Chairman Michael J. Calise Chief Executive Officer Ira B. Feintuch Chief Operating Officer

EXECUTIVE COMPENSATION DISCUSSION

Executive Compensation Tables

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers (the “Named Executive Officers”) paid by us during the years ended December 31, 2017 and 2016. In 2016 and 2017, the Named Executive Officers of the Company were Michael D. Farkas (Executive Chairman), Michael J. Calise (Chief Executive Officer) and Ira B. Feintuch (Chief Operating Officer).

Andy Kinard served as a member of our Board from November 2009 to July 17, 2017. Mr. Kinard served as our President from November 2009 to March 19, 2018. His compensation is disclosed below since he was an employee member of the Board for all of 2016 and through July 17, 2017.

On July 17, 2017, Mr. Kinard resigned as a Board member. This was done so that a majority of the members of the Board would be independent. Mr. Kinard’s resignation was not a result of any disagreements with the Company.

On March 19, 2018, Mr. Kinard resigned as the Company’s President, effective immediately. Mr. Kinard’s resignation was not a result of any disagreements with the Company. Mr. Kinard remains a non-executive employee of the Company. The Company has not yet appointed a new President.

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Name and						Stock		Option
Principal Position	Year	Salary		Bonus		Awards (1)		Awards (1)		All Other Compensation		Total
Andy Kinard,	2017	$60,000		$-		$-		$-		$47,513	(2)	$107,513
President	2016	$60,266		$-		$3,000		$930		$64,491	(2)	$128,686

Michael D. Farkas,	2017	$981,563	(3)	$-		$-		$74,336	(3)	$1,178,780	(3)	$2,234,679
Executive Chairman	2016	$-		$-		$15,000		$3,226		$362,792	(3)	$381,018

Michael J. Calise	2017	$286,450		$-		$769,047	(4)	$-		$97,887	(4)	$1,153,384
Chief Executive Officer	2016	$275,000		$25,000	(4)	$3,000		$930		$82,098	(4)	$386,028

Ira B. Feintuch	2017	$250,000		$-		$-		$26,402	(5)	$46,725	(5)	$323,127
Chief Operating Officer	2016	$250,000		$-		$-		$-		$249,428	(5)	$499,428

(1)	The amounts reported in these columns represent the grant date fair value of the stock and options awards granted during the years ended December 31, 2017 and 2016 calculated in accordance with FASB ASC Topic 718.

(2)

Mr. Kinard received $14,391 and $12,966 of Company paid health insurance benefits in calendar years 2017 and 2016, respectively. Mr. Kinard received $3,000 of Company paid electric vehicle expenses in calendar year 2017. Mr. Kinard earned the right to various options and common stock for each Board Meeting and each committee meeting of the Board attended during the year ended December 31, 2016. The Company accrued $51,525 of compensation expense related to the contractual obligation to issue options which is included within accrued expenses as accrued professional, board and other fees as of December 31, 2016.

On July 17, 2017, Mr. Kinard resigned as a Board member. This was done so that a majority of the members of the Board would be independent. Mr. Kinard’s resignation was not a result of any disagreements with the Company. The Company accrued $7,327 in cash fees owed to Mr. Kinard for the year ended December 31, 2017. In settlement and consideration of Board services rendered during the period from April 1, 2016 to March 31, 2017, we issued to Mr. Kinard 9,440 units of unregistered shares of common stock and warrants (with each unit consisting of one share of common stock and two warrants each to purchase one share of common stock for a total of 9,440 shares and 18,880 warrants) issuable as payment of $32,095.

(3)

Mr. Farkas received $60,000 of salary in the form of cash in calendar year 2017. Pursuant to the Third Amendment and the Conversion Agreement between the Company and Mr. Farkas, dated August 23, 2017, the Company has accrued $921,563 ($397,500 for 2017; $483,750 for 2016; and $40,313 for 2015) in salary to be paid in the form of shares of common stock.

On November 27, 2017, Mr. Farkas received 114,767 shares of common stock in exchange for: (i) warrants to purchase 100 shares with an exercise price of $7.50 per share; and (ii) unissued warrants that were owed to Mr. Farkas to purchase (a) 2,000 shares with an exercise price of $9.50 per share; (b) 68,667 shares with an exercise price of $21.50 per share; and (c) 44,000 shares with an exercise price of $37.00 per share. These 114,767 shares are valued at that day’s last reported sales price of $5.90 for a total of $677,125.

The 15,240 shares of common stock issuable to Mr. Farkas upon exercise of options to be issued pursuant to the Compensation Agreement with the options having a weighted average exercise price of $34.06 are valued at $24,336 as of December 31, 2017 (as calculated in accordance with FASB ASC Topic 718). The 15,000 shares of common stock issuable to Mr. Farkas upon exercise of options to be issued as replacements of expired options with the options having a weighted average exercise price of $5.30 are valued at $55,047 as of December 31, 2017 (as calculated in accordance with FASB ASC Topic 718). Mr. Farkas received $18,142 and $17,160 of Company paid health insurance benefits in calendar years 2017 and 2016, respectively.

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FGI also earned commissions in the years ended December 31, 2017 and 2016 of $351,795 and $222,500 (the Company accrued $138,500 of cash that was due and $84,000 of compensation expense related to the contractual obligation to issue options and warrants as of December 31, 2016), respectively, in commissions relating to the installation of chargers and FGI also earned a placement fee commission of $52,500 that the Company accrued for as of December 31, 2016. Pursuant to his amended Employment Agreement, Mr. Farkas also earned the right to various options and common stock for each Board Meeting and each committee meeting of the Board attended during the year ended December 31, 2016. The Company accrued $70,107 of compensation expense related to the contractual obligation to issue options which is included within accrued expenses as accrued professional, board and other fees as of December 31, 2016. The Company accrued $351,795 in 2017 commissions to be paid in the form of shares of common stock.

Mr. Farkas received $7,266 of Company paid car lease payment and car insurance expenses in calendar year 2017. The Company accrued $4,844 of car lease payment and car insurance expenses in calendar year 2017 owed. The Company accrued $7,313 in director fees owed to Mr. Farkas for the year ended December 31, 2017.

In settlement and consideration of Board services rendered during the period from April 1, 2016 to March 31, 2017, we issued to Mr. Farkas 13,721 units of unregistered shares of common stock and warrants (with each unit consisting of one share of common stock and two warrants each to purchase one share of common stock for a total of 13,721 shares and 27,442 warrants) issuable as payment of $46,651.

(4)

The Company accrued $100,000 in bonuses pursuant to Mr. Calise’s employment agreement in 2016. In 2017, the Compensation Committee of the Board determined that the Company would pay a $25,000 bonus to Mr. Calise for 2016 at the closing of the offering rather than the $150,000 previously accrued. This determination resulted in a reversal of previously accumulated bonuses in the amount of $125,000.

Mr. Calise received $30,437 and $26,928 of Company paid health insurance benefits in calendar years 2017 and 2016, respectively. Mr. Calise received $7,200 of Company paid car lease payment and telephone allowance expenses in calendar year 2017.

The following warrants to purchase shares of common stock issued by the Company to Mr. Calise in 2017 are valued at $132,210 as of December 31, 2017 (as calculated in accordance with FASB ASC Topic 718): 31,364 warrants at an exercise price of $35.00; 13,895 warrants at an exercise price of $50.00; 231 warrants at an exercise price of $75.00; 2,520 warrants at an exercise price of $100.00; and 13 warrants at an exercise price of $150.

Pursuant to his Employment Agreement, Mr. Calise also earned the right to various options and common stock for each Board Meeting and each committee meeting of the Board attended during the year ended December 31, 2016. The Company accrued $55,171 of compensation expense related to the contractual obligation to issue options which is included within accrued expenses as accrued professional, board and other fees as of December 31, 2016. The Company accrued $7,327 in director fees owed to Mr. Calise for the year ended December 31, 2017.

In settlement and consideration of Board services rendered during the period from April 1, 2016 to March 31, 2017, we issued to Mr. Calise 10,269 units of unregistered shares of common stock and warrants (with each unit consisting of one share of common stock and two warrants each to purchase one share of common stock for a total of 10,269 shares and 20,538 warrants) issuable as payment of $34,913.

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(5)

Mr. Feintuch received $30,437 and $26,928 of Company paid health insurance benefits in calendar years 2017 and 2016, respectively. The 16,600 shares of common stock issuable to Mr. Feintuch upon exercise of options to be issued pursuant to the Compensation Agreement with the options having a weighted average exercise price of $34.34 are valued at $26,402 as of December 31, 2017 (as calculated in accordance with FASB ASC Topic 718).

Pursuant to a Fee/Commission Agreement, Mr. Feintuch earned commissions of $15,330, $222,500, and $66,450 in the calendar years 2017, 2016, and 2015, respectively. Pursuant to Mr. Feintuch agreeing, in the Compensation Agreement, to accept $174,219 in the aggregate in commissions for November 2015 through March 2017 (composed of commissions of: $4,646 (November and December 2015), $121,847 (2016), and $47,726 (the first quarter of 2017), Mr. Feintuch has agreed to forgive $100,653 in commissions owed to him for calendar year 2016. The $15,330 the Company accrued in 2017 commissions is comprised of: (i) $4,790 accrued to be paid in the form of shares of common stock; and (ii) $11,498 accrued to be paid in the form of cash.

Stock Awards

Messrs. Kinard, Farkas and Calise were awarded 40, 761 and 40 shares of the Company’s common stock valued at $3,000, $15,000 and $3,000, respectively, during 2016.

Stock Option Grants

During the year ended December 31, 2016, Messrs. Farkas, Kinard and Calise were awarded an aggregate of 500, 100 and 100 stock options, respectively, under the Company’s 2015 Plan, which had an aggregate value on the dates of grant of $3,266, $980 and $980, respectively. Pursuant to Mr. Calise’s employment agreement, Mr. Calise was entitled to receive 109,766 options which had not been issued as of December 31, 2016. The estimated grant date fair value was $152,376. On June 14, 2017, the Board approved the issuance of warrants instead of the options owed to Mr. Calise under his employment agreement in the following amounts and exercise prices: 31,364 warrant shares at an exercise price of $35.00; 13,895 warrant shares at an exercise price of $50.00; 231 warrant shares at an exercise price of $75.00; 2,520 warrant shares at an exercise price of $100.00; and 13 warrant shares at an exercise price of $150.

Employment Agreements

Michael D. Farkas Employment Agreement

On October 15, 2010, we entered into an employment agreement with Michael D. Farkas, our Chief Executive Officer at the time (the “Original Farkas Employment Agreement”). The agreement was for three years and stipulated a base salary of $120,000 in year one, $240,000 in year two and $360,000 in year three. The agreement also included a signing bonus of $60,000. At a Board meeting on April 17, 2014, the Board resolved to enter into a three-year contract with Mr. Farkas, whereby Mr. Farkas was due to receive a monthly salary of $40,000 with an increase to $50,000 per month in the event our shares become listed for trading on a national securities exchange.

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On December 23, 2014, in connection with the closing and as a condition to the closing of the securities purchase agreement executed simultaneously therewith, we entered into an amendment to the employment agreement with Mr. Farkas (who was still Chief Executive Officer at that time) (the “First Amendment”). The First Amendment provided that Mr. Farkas was to have a salary of $40,000 per month. However, for such time as any of the aggregate subscription amount from the December 2014 securities purchase agreement was still held in escrow, Mr. Farkas was to receive $20,000 in cash and the remaining amount of his compensation (i) was to be deferred and (ii) was to be determined by the compensation committee of the Board to be fair and equitable. Additionally, beginning on the date that the aggregate subscription amount was released from escrow and continuing for so long as the series C preferred stock remained outstanding, Mr. Farkas’ salary was only to be paid in cash if doing so would not have put us in a negative operating cash flow position. Effective July 24, 2015, we again amended our employment agreement with Mr. Farkas, such that Mr. Farkas was appointed our Chief Visionary Officer and was no longer our Chief Executive Officer (the “Second Amendment”).

Effective June 15, 2017, we and Mr. Farkas entered into the Third Amendment. This Third Amendment was approved by the Compensation Committee and the Board as a whole (with Mr. Farkas recusing himself from the vote regarding the Third Amendment). The Third Amendment declared the First Amendment and Second Amendment null and void.

The Third Amendment clarified that, on a going-forward basis, the Executive Chairman position held by Mr. Farkas is the principal executive officer of the Company. Mr. Farkas will hold this position for a term of three years, with an automatic one-year renewal unless either party terminates Mr. Farkas’ employment with the Company at least 60 days prior to the expiration of the term. We agreed that Mr. Farkas was to be paid $20,000 per month from July 24, 2015 to November 24, 2015 and we agreed to pay Mr. Farkas the equivalent of $15,000 per month in cash compensation for the past 18 months (from December 1, 2015 to May 31, 2017), or $270,000. Prior to entering into the Original Farkas Employment Agreement, the Company and an entity controlled by Mr. Farkas entered into (i) a Consulting Agreement, dated October 20, 2009 (the “Consulting Agreement”), and (ii) a Car Charging Group, Inc. Fee/Commission Agreement, dated November 17, 2009 (the “Fee Agreement”), and, after entering into the Original Farkas Employment Agreement, the parties entered into a Patent License Agreement, dated March 29, 2012, among the Company, Mr. Farkas and Balance Holdings, LLC and the March 11, 2016 Agreement regarding the Patent License Agreement (collectively with the Fee Agreement and the Consulting Agreement, the “Affiliate Agreements”).

The Original Farkas Employment Agreement included a provision whereby any stock options or warrants awarded to Mr. Farkas (or FGI) by the Company that were exercised by Mr. Farkas or that expired would be replaced by the Company. Such replacement stock options and warrants would have a new exercise price that is 1% above the market price on the new issue date.

Pursuant to the December 6, 2017 letter agreement between the Company and Mr. Farkas, Mr. Farkas’ monthly salary, as of the closing of our 2018 Public Offering, is $40,000 of cash compensation.

From February 16, 2018 to April 16, 2018, in connection with the closing of our 2018 Public Offering, the Company (i) paid $80,000 to Mr. Farkas in repayment of accrued cash compensation for the period from July 2015 to November 2015, (ii) issued to Mr. Farkas 223,456 units of unregistered shares of common stock and warrants (with each unit consisting of one share of common stock and two warrants each to purchase one share of common stock for a total of 223,456 shares and 446,912 warrants) issuable as payment of $712,500 in shares of common stock owed to Mr. Farkas for the period from December 1, 2015 to May 31, 2017 pursuant to the Third Amendment and pursuant to a Conversion Agreement between the Company and Mr. Farkas, dated August 23, 2017, divided by the public offering price of $4.25 multiplied by 80%, (iii) issued to Mr. Farkas 153,039 units of unregistered shares of common stock and warrants (for a total of 153,039 shares and 306,078 warrants) issuable as payment of (a) $375,000 in shares of common stock owed to Mr. Farkas for accrued commissions on hardware sales and revenue from charging stations for the period from November 2015 to March 2017 pursuant to the Third Amendment divided by the public offering price of $4.25 multiplied by 80%, and (b) $145,334 in shares of common stock owed to Mr. Farkas for accrued commissions on hardware sales and revenue from charging stations for the period from April 2017 to February 13, 2018 pursuant to an oral agreement between the Company and Mr. Farkas divided by the public offering price of $4.25 multiplied by 80%, (iv) issued to Mr. Farkas 74,753 shares of common stock issuable as payment of $221,009 owed to BLNK Holdings, LLC, an entity for which Mr. Farkas had voting and investment power with respect to this entity’s holdings, in principal and interest pursuant to a Conversion Agreement between the Company and BLNK Holdings, dated August 23, 2017. In March 2018, Mr. Farkas also received 886,119 shares of common stock issuable pursuant to the December 6, 2017 letter agreement.

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Mr. Farkas is owed stock options for 7,000 shares of common stock at an exercise price of $30.00 per share and stock options for 8,240 shares of common stock at an exercise price of $37.50 per share in connection with amounts owed pursuant to the Third Amendment. With the exception of the Farkas additional amounts for the period from April 2017 to February 13, 2018, pursuant to an oral agreement between the Company and Mr. Farkas, the Third Amendment resolved all claims Mr. Farkas had with regard to the Affiliate Agreements. Following the closing of our 2018 Public Offering and the issuance of all securities owed to Mr. Farkas pursuant to the oral agreement, Mr. Farkas no longer has any claims with regard to the Affiliate Agreements. The Affiliate Agreements are not currently in effect and will retain that status while Mr. Farkas is employed by the Company with a monthly salary of at least $30,000.

Pursuant to the Third Amendment, Mr. Farkas will be entitled to salary and benefits for 18 months if he is terminated for a reason other than for cause (defined in the Original Farkas Employment Agreement as a conviction for committing or participating in an injurious act that constitutes fraud, gross negligence, misrepresentation or embezzlement with regard to the Company).

Michael J. Calise Employment Agreement

On July 16, 2015, we entered into an at-will employment agreement with Michael J. Calise to serve as our Chief Executive Officer, pursuant to which Mr. Calise will be compensated at the rate of $275,000 per year and will participate in all of our benefit programs. Mr. Calise will serve as a member of our Operations and Finance Committee (the “OPFIN Committee”) and Executive Committee and we agreed to nominate Mr. Calise to serve on the Board for as long as Mr. Calise is our Chief Executive Officer. As of August 13, 2018, the OPFIN Committee is not currently in place.

Mr. Calise has received 4,612 shares of common stock to which he was entitled pursuant to his employment agreement. In August 2017, Mr. Calise received 48,023 warrants, in lieu of options, owed to him pursuant to his employment agreement at exercise prices ranging from $35.00 to $150.00 per share, with a weighted average price of $36.44. In addition, Mr. Calise received a signing bonus consisting of (i) $75,000 worth of our common stock based on the closing price on July 16, 2015, and (ii) a $25,000 cash payment. Within 30 days of Mr. Calise’s acceptance of this position, Mr. Calise and the Board mutually set the Key Performance Indicators (“KPIs”) for Mr. Calise’s annual performance bonus.

Mr. Calise was initially eligible to receive an annual performance bonus in the amount of $100,000. Any entitled annual performance bonus will be payable in January after the end of each year, and awarded for meeting the KPIs mutually set by Mr. Calise and the Board for the prior calendar year. Mr. Calise and the Board will meet at the beginning of each calendar year to set the KPIs and the annual bonus amount for that calendar year. Mr. Calise may receive an additional bonus in the form of cash and/or stock, at the discretion of the Board, or pursuant to one or more incentive compensation plans adopted by the Board. Mr. Calise is entitled to be paid time-off of 20 days per year.

In February 2018, in connection with the closing of our 2018 Public Offering, the Company paid Mr. Calise a $25,000 bonus for 2016 owed to him pursuant to his employment agreement, as determined by the Compensation Committee of the Board in 2017.

Upon termination of employment by us for “cause” (as defined in the employment agreement) or due to Executive’s death or disability, or if Mr. Calise resigns for “good reason” (as defined in the employment agreement), then (i) all vesting will terminate immediately with respect to Mr. Calise’s outstanding equity awards, (ii) all payments of compensation by the us to Mr. Calise will terminate immediately (except as to amounts already earned), and (iii) Mr. Calise will only be eligible for severance benefits in accordance with our established policies, if any, as then in effect. Upon termination by us other than for “cause,” death, disability, or if Mr. Calise resigns for “good reason,” Mr. Calise will be entitled to (i) a lump sum payment equal to nine months of salary then in effect, (ii) up to 100% of Mr. Calise annual performance bonus prorated, (iii) reimbursement of COBRA premiums for a period of 12 months, if applicable, and (iv) nine months of accelerated vesting with respect to Mr. Calise’s then-outstanding equity awards prorated based on the number of days in the relevant quarter. In addition to the preceding termination benefits, if Mr. Calise is terminated three months or less prior to, or upon, or within 12 months following a “change of control” (as defined in the employment agreement), Mr. Calise will be entitled to accelerated vesting of then-outstanding equity awards as follows: (i) if termination occurs in the second year of Mr. Calise’s employment, an additional three months prorated based on the number of days in the relevant quarter, (ii) if termination occurs in the third year of Mr. Calise’s employment, an additional six months prorated based on the number of days in the relevant quarter, and (iii) if termination occurs in the fourth year of Mr. Calise’s employment, 100% accelerated vesting. If Mr. Calise’s employment with us terminates voluntarily by Mr. Calise (except upon resignation for “good reason”), for cause by us or due to Mr. Calise’s death or disability, then (i) all vesting will terminate immediately with respect to Mr. Calise’s outstanding equity awards, (ii) all payments of compensation by us to Mr. Calise under the employment agreement will terminate immediately, and (iii) Mr. Calise will only be eligible for severance benefits in accordance with our established policies, if any, as then in effect.

Ira B. Feintuch Employment Agreement

On March 24, 2015, we entered into an employment agreement with Ira B. Feintuch to serve as our Chief Operating Officer for an initial three-year term renewable annually unless written notice is provided 60 days prior to the renewal term. Mr. Feintuch is to receive an annual salary of $250,000 and will participate in all of our benefit programs. Mr. Feintuch may receive a performance-based bonus in the form of cash or stock, at the discretion of our Executive Committee or pursuant to any incentive compensation plans adopted by the Board. In addition, Mr. Feintuch was due to receive (and received) 1,000,000 shares of series A preferred stock, 1,500 shares of series C preferred stock and 30,000 shares of common stock. The stock awards were payable 50% upon the signing of the employment agreement and 50% upon the one-year anniversary of the employment agreement. In addition, options to purchase an aggregate of 29,913 shares of common stock held by Mr. Feintuch with exercise prices ranging from $50.00 to $73.00 per share had their expiration dates extended to March 24, 2018. If, at any time prior to the one-year anniversary of the employment agreement, we experienced a Fundamental Transaction (as defined in the employment agreement), the unvested equity compensation granted pursuant to the employment agreement was entitled to acceleration of vesting. Mr. Feintuch is entitled to paid time-off of 25 days per year. If Mr. Feintuch is terminated without “cause” (as defined in the employment agreement), we will continue to be obligated to pay Mr. Feintuch for nine months after written notice of termination. If Mr. Feintuch is terminated for cause, he will only continue to receive accrued salary for the period ending with the date of such termination, and he will immediately forfeit any rights and benefits that he may have in respect to any other compensation. Mr. Feintuch is also subject to a covenant not to compete.

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In accordance with the Compensation Agreement with Mr. Feintuch, from February 16, 2018 to March 31, 2018, in connection with the closing of our 2018 Public Offering, the Company (i) paid Mr. Feintuch $130,664 in cash which represents 75% of the accrued commissions on hardware sales and revenue from charging stations for the period from November 2015 to March 2017 owed to Mr. Feintuch pursuant to the Compensation Agreement, (ii) paid Mr. Feintuch $47,668 in cash which represents 75% of the accrued commissions on hardware sales and revenue from charging stations for the period from April 2017 to February 13, 2018 owed to Mr. Feintuch pursuant to an oral agreement between the Company and Mr. Feintuch, and (iii) issued to Mr. Feintuch 17,487 units of unregistered shares of common stock and warrants (with each unit consisting of one share of common stock and two warrants each to purchase one share of common stock for a total of 17,487 shares and 34,974 warrants) issuable as payment of (a) $43,555 in shares of common stock owed to Mr. Feintuch which represents 25% of the accrued commissions on hardware sales and revenue from charging stations for the period from November 2015 to March 2017 owed to Mr. Feintuch pursuant to the Compensation Agreement divided by the public offering price of $4.25 multiplied by 80% and (b) $15,902 in shares of common stock owed to Mr. Feintuch which represents 25% of the accrued commissions on hardware sales and revenue from charging stations for the period from April 2017 to February 13, 2018 owed to Mr. Feintuch pursuant to an oral agreement between the Company and Mr. Feintuch divided by the public offering price of $4.25 multiplied by 80%.

Mr. Feintuch is owed stock options for 7,000 shares of common stock at an exercise price of $30.00 per share and stock options for 9,600 shares of common stock at an exercise price of $37.50 per share pursuant to his Compensation Agreement.

Mr. Feintuch agreed that his fee agreement is suspended and no payments are due thereunder (other than the payments specified in the Compensation Agreement) for as long as he is a full-time employee of the Company and is due to be paid a monthly salary of at least $20,000. In March 2018, Mr. Feintuch also received 26,500 shares of common stock issuable pursuant to a letter agreement, dated December 7, 2017.

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Retirement and Savings Plan - 401(k)

We maintain a tax qualified retirement plan (the “401(k) Plan”) that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may participate in the 401(k) Plan on the entry date coincident with or following the date they meet the 401(k) Plan’s age and service eligibility requirements. The entry date is either January 1 or July 1. In order to meet the age and service eligibility requirements, otherwise eligible employees must be age 21 or older and complete three consecutive months of employment. Participants are able to defer up to 100% of their eligible compensation subject to applicable annual Code limits. All participants’ interest in their deferrals are 100% vested when contributed. Currently, the 401(k) Plan does not provide for any matching contributions on employee deferrals.

Incentive Compensation Plans

As of December 31, 2017, stock options to purchase an aggregate of 173,427 shares of common stock were outstanding to employees and consultants under previous incentive compensation plans.

In this Proxy Statement, the Company is seeking stockholder approval for the Blink Charging Co. 2018 Incentive Compensation Plan (Proposal 5).

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Outstanding Equity Award Table (at Fiscal Year End)

The following table provides information on outstanding equity awards as of December 31, 2017 to the Named Executive Officers. Michael J. Calise was not issued any equity awards during this period.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options		Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other not vested

Ira B. Feintuch	12,000	-	-		$73.00	3/24/2018	-	$-	-	$-
Ira B. Feintuch	13,733	-	-		$73.00	3/24/2018	-	$-	-	$-
Ira B. Feintuch	2,800	-	1400	(1)	$50.00	3/24/2018	-	$-	-	$-

Michael D. Farkas	-	-	15,000		$80.50	12/27/2017	-	$-	-	$-
Michael D. Farkas	-	-	100		$65.50	6/28/2018	-	$-	-	$-
Michael D. Farkas	-	-	100		$61.00	8/27/2018	-	$-	-	$-
Michael D. Farkas	-	-	100		$59.50	9/26/2018	-	$-	-	$-
Michael D. Farkas	-	-	200		$53.00	10/4/2018	-	$-	-	$-
Michael D. Farkas	-	-	100		$45.00	10/10/2018	-	$-	-	$-
Michael D. Farkas	-	-	100		$78.00	11/14/2018	-	$-	-	$-
Michael D. Farkas	-	-	4,200		$55.00	5/14/2019	-	$-	-	$-
Michael D. Farkas	-	-	100		$50.50	4/17/2019	-	$-	-	$-
Michael D. Farkas	-	-	100		$47.50	6/6/2021	-	$-	-	$-
Michael D. Farkas	-	-	100		$27.00	8/21/2019	-	$-	-	$-
Michael D. Farkas	-	-	100		$26.50	10/21/2019	-	$-	-	$-
Michael D. Farkas	-	-	100		$16.50	12/17/2019	-	$-	-	$-
Michael D. Farkas	-	-	100		$9.00	2/10/2021	-	$-	-	$-
Michael D. Farkas	-	-	100		$7.50	2/12/2021	-	$-	-	$-
Michael D. Farkas	-	-	100		$8.50	2/23/2021	-	$-	-	$-
Michael D. Farkas	-	-	100		$16.50	3/29/2021	-	$-	-	$-
Michael D. Farkas	-	-	100		$18.50	3/31/2021	-	$-	-	$-

(1)	Option is exercisable to the extent of 1,400 shares effective as of May 14, 2017.

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Director Compensation Discussion

Compensation of Directors

The following table provides information for 2017 regarding all compensation awarded to, earned by or paid to each person who served as a director for some portion or all of 2017.

Name	Fees Earned or Paid in Cash		Stock Awards		Option Awards	All Other Compensation (1)	Total
Andrew Shapiro (2)	$111,911	(3)	$-		$-	$37,297	$149,208

Donald Engel	$27,744	(4)	$-		$-	$25,395	$53,139

Robert C. Schweitzer (5)	$22,500	(5)	$90,000	(5)	$-	$14,475	$126,975

Total	$162,155		$90,000		$-	$77,167	$329,322

(1)	The Company accrued compensation expense related to the contractual obligation to issue options and shares of common stock which is included within accrued expenses as accrued professional, board and other fees as of December 31, 2017.

(2)	Mr. Shapiro resigned as a member of the Board effective June 30, 2018.

(3)	The Company accrued $111,911 in cash fees owed to Mr. Shapiro for the year ended December 31, 2017.

(4)	The Company accrued $22,500 in cash fees owed to Mr. Engel for the year ended December 31, 2017.

(5)	Mr. Schweitzer was appointed to our Board on July 17, 2017. The Company accrued $22,500 in cash fees owed to Mr. Schweitzer for the year ended December 31, 2017. The Company issued Mr. Schweitzer 10,000 shares of common stock in connection with his appointment to the Board.

We entered into a director agreement with Mr. Shapiro on April 28, 2014 (the “Shapiro Agreement”). In connection with compensation owed to Mr. Shapiro pursuant to the Shapiro Agreement, in February 2018, upon the closing of our 2018 Public Offering, the Company paid $223,286 to Mr. Shapiro. In connection with compensation owed to Mr. Shapiro pursuant to the Shapiro Agreement, the Company issued 107,143 warrants to Mr. Shapiro on April 9, 2018, with the warrants having a weighted average exercise price of $4.25.

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We entered into a director agreement with Mr. Engel on July 30, 2014 (the “Engel Agreement”). In connection with compensation owed to Mr. Engel pursuant to the Engel Agreement, in February 2018, upon the closing of our 2018 Public Offering, the Company paid $84,243 to Mr. Engel. In connection with compensation owed to Mr. Engel pursuant to the Engel Agreement, the Company issued 68,150 warrants to Mr. Engel on April 9, 2018, with the warrants having a weighted average exercise price of $4.25 per share.

In connection with accrued Board service fees owed to Mr. Schweitzer, in February 2018, upon the closing of our 2018 Public Offering, we paid $22,500 to Mr. Schweitzer.

On December 11, 2017, the Board approved a new Board compensation plan (the “2017 Board Plan”). The 2017 Board Plan had an effective date of November 1, 2017. The 2017 Board Plan applied to the entire Board from November 1, 2017 to February 16, 2018. Since that date, the 2017 Board Plan only applies to the non-employee members of the Board. The employee members of the Board are no longer paid separate compensation for serving on the Board. The 2017 Board Plan superseded all prior compensation arrangements with the Board members.

Pursuant to the 2017 Board Plan, each non-employee member of the Board receives an annual cash retainer of $60,000. The lead independent director of the Board (currently, Mr. Schweitzer) receives a supplemental annual cash retainer in an amount $30,000. Each non-employee member of the Board that serves in a chairperson role or as a member of a committee receives a supplemental annual cash retainer in an amount equal to the corresponding role: (i) Chair of the Audit Committee: $15,000; Member of the Audit Committee: $7,500; (ii) Chair of the Compensation Committee: $10,000; Member of the Compensation Committee: $5,000; and (iii) Chair of the Nominating and Corporate Governance Committee: $10,000; Member of the Nominating and Corporate Governance Committee: $5,000. Each non-employee member of the Board receives $1,500 for each in-person Board meeting and $500 for each telephone Board meeting. The annual and supplemental cash retainers are payable quarterly during the last month of each quarter. We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending Board and Company meetings or events.

In addition, each year on the date of the annual meeting of stockholders, each non-employee director will receive an annual award for the number of shares of our common stock that have a market value of $50,000 based on the closing price of the common stock on the last business day preceding the grant date. The lead independent director will receive an additional annual award for the number of shares of our common stock that have a market value of $15,000. The stock award will fully vest on the sooner of (i) 12 months from grant or (ii) one day before the following year’s annual meeting. All stock awards will include a cash payment upon vesting to cover expected ordinary income tax charges and will be calculated at the highest individual personal income tax rate.

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Ownership of Equity Securities of the Company

Security Ownership of Directors and Executive Officers

The following table sets forth certain information regarding our shares of common stock beneficially owned as of August 13, 2018, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each Named Executive Officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days after such date upon the exercise of stock options, warrants or convertible securities. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days after August 13, 2018. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days after August 13, 2018 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner (1)	Number		Percent (2)

5% Shareholders:

Justin Keener	2,134,169	(3)	8.2%

Directors and Executive Officers:

Michael D. Farkas	8,008,993	(4)	31.0%

Michael J. Calise	108,183	(5)	*

Ira B. Feintuch	246,109	(6)	1.0%

Jonathan New	0		-

Donald Engel	425,150	(7)	1.7%

Robert C. Schweitzer	25,882	(8)	*

Grant E. Fitz	0		-

All directors and executive officers as a group (7 persons)	8,814,317	(9)	33.8%

* Less than 1% of the outstanding shares.

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(1) Each person, except Justin Keener, maintains a mailing address c/o Blink Charging Co., 407 Lincoln Road, Suite 704, Miami Beach, Florida 33139. The address of Mr. Keener is 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169.

(2) Applicable percentage ownership is based on 24,675,602 shares of common stock outstanding as of August 13, 2018, the record date of the Annual Meeting.

(3) As reported in a Schedule 13G/A filed with the SEC on March 6, 2018, represents (i) 936,976 shares of common stock owned by Mr. Keener, (ii) 3,847,756 shares of common stock issuable upon the conversion of non-voting shares of series D convertible preferred stock, and (iii) 1,088,234 shares of common stock issuable upon the exercise of warrants. The aggregate number of shares of common stock into which the shares of series D convertible preferred stock are convertible and warrants are exercisable and which Mr. Keener has the right to acquire beneficial ownership is limited to the number of shares of common stock that, together with all other shares of common stock beneficially owned by Mr. Keener, does not exceed 9.99% of the total outstanding shares of common stock of the Company. Because the number of outstanding shares of common stock of the Company has increased since the filing of Mr. Keener’s Schedule 13G/A, the beneficial ownership of Mr. Keener may have correspondingly increased due to his ability to convert additional shares of series D convertible preferred stock and exercise additional warrants pursuant to the 9.99% beneficial ownership limitation. For purposes of voting, on an actual basis, Mr. Keener owns 3.8% of the outstanding shares.

(4) Includes (i) 4,429,616 shares of common stock held by Farkas Group Inc., of which Mr. Farkas is the President and has voting and investment power with respect to such shares, (ii) 22,130 shares of common stock held by Ze’evi Group Inc., of which Mr. Farkas is the President and has voting and investment power with respect to such shares, (iii) 7,200 shares of common stock held by the Michael D. Farkas Charitable Foundation, of which Mr. Farkas is the trustee and has voting and investment power with respect to such shares, (iv) 80 shares of common stock held by Farkas Family Irrevocable Trust, of which Mr. Farkas is the trustee and has voting and investment power with respect to such shares, (v) 15,000 shares of common stock held by Mr. Farkas’ minor children, (vii) 30,240 shares of common stock issuable upon the exercise of stock options, and (viii) 1,145,914 shares of common stock issuable upon the exercise of warrants. For purposes of voting, on an actual basis, Mr. Farkas owns 27.7% of the outstanding shares.

Additionally, Mr. Farkas has a less than 5% ownership interest in Ardour Capital Investments LLC and Ardour Capital Partners LLC, which, to the Company’s knowledge, own 193,048 shares and 150,000 shares of common stock, respectively. Mr. Farkas has no voting or investment power with respect to the shares of common stock held by the Ardour Capital entities, and their ownership interests are not included in the shares of common stock beneficially owned by Mr. Farkas.

(5) Includes (i) 100 shares of common stock issuable upon the exercise of stock options and (ii) 84,988 shares of common stock issuable upon the exercise of warrants, which are currently exercisable. For purposes of voting, on an actual basis, Mr. Calise owns less than 1% of the outstanding shares.

(6) Includes (i) 16,600 shares of common stock issuable upon the exercise of stock options and (ii) 34,974 shares of common stock issuable upon the exercise of warrants, which are currently exercisable. For purposes of voting, on an actual basis, Mr. Feintuch owns less than 1% of the outstanding shares.

(7) Includes (i) 6,600 shares of common stock issuable upon the exercise of stock options and (ii) 101,008 shares of common stock issuable upon the exercise of warrants, which are currently exercisable. For purposes of voting, on an actual basis, Mr. Engel owns 1.3% of the outstanding shares.

(8) Includes 10,588 shares of common stock issuable upon the exercise of warrants, which are currently exercisable. For purposes of voting, on an actual basis, Mr. Schweitzer owns less than 1% of the outstanding shares.

(9) Includes currently exercisable stock options and warrants to purchase an aggregate of 1,431,012 shares of common stock.

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Proposal 2 –

Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018, and the Board has directed that management submit this selection for ratification by the stockholders at our 2018 Annual Meeting. Marcum has served as our independent registered public accounting firm and has audited our financial statements, since 2014. The Audit Committee periodically considers whether there should be a rotation of our independent registered public accountants. The members of the Audit Committee believe that the continued retention of Marcum as our independent registered public accountants is in the best interests of the Company.

Stockholder ratification of the appointment of Marcum as our independent registered public accounting firm is not required. The Board is submitting the selection of Marcum to the stockholders for ratification because we believe it is a matter of good corporate governance practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum, but still may retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and that of our stockholders.

Representatives of Marcum are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders. Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories, are as follows:

	2017	2016
Audit fees	$238,150	$322,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	257,310	24,720

Total	$495,460	$346,720

Audit and audit-related fees consist of fees incurred for the audit of our annual consolidated financial statements, review of our quarterly consolidated financial statements, and services that are normally provided by Marcum in connection with statutory and regulatory filings or engagements. For the Company’s years ended December 31, 2017 and 2016, we were billed approximately $257,310 and $24,720, respectively, for professional services rendered by our independent auditors related to the Registration Statement on Form S-1 and amendments thereto filed with the SEC in those years.

All audit and non-audit services provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee uses the following procedures in pre-approving all audit and non-audit services provided by our independent registered public accounting firm. At or before the first meeting of the Audit Committee each year, the Audit Committee is presented with a detailed listing of the individual audit and non-audit services and fees (separately describing audit-related services, tax services and other services) expected to be provided by our independent registered public accounting firm during the year. Quarterly, the Audit Committee is presented with an update of any new audit and non-audit services to be provided. The Audit Committee reviews the quarterly update and approves the services outlined therein if such services are acceptable to the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FORM.

PROXIES WILL BE VOTED “FOR” RATIFICATION UNLESS OTHERWISE SPECIFIED.

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Proposal 3 -

Advisory Vote to Approve Executive Compensation (“Say-on-Pay” Vote)

In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve the following advisory resolution on the compensation of our Principal Executive Officer, the Principal Financial Officer and our Chief Operating Officer (our Named Executive Officers) at the Annual Meeting:

“RESOLVED, that the compensation paid to Blink’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the accompanying compensation tables and the related narrative discussion, is hereby APPROVED.”

This advisory vote, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to endorse or not endorse our executive pay program. The Board recommends a vote “FOR” this resolution because it believes that Blink’s executive compensation, described in Executive Compensation Discussion in this Proxy Statement, is effective in achieving the Company’s goals of rewarding financial and operating performance and the creation of stockholder value.

Our Board and Compensation Committee believe that there should be a strong relationship between pay and corporate performance, and our executive compensation program reflects this belief. While the overall level and balance of compensation elements in our compensation program are designed to ensure that Blink can retain key executives and, when necessary, attract qualified new executives to the organization, the emphasis of Blink’s compensation program is linking executive compensation to business results and intrinsic value creation, which is ultimately reflected in increases in stockholder value.

We urge you to read the Summary Compensation Table and related compensation tables and narrative, appearing on pages 23 through 31, which provide detailed information on our compensation philosophy, policies and practices and the compensation of our Named Executive Officers.

Because the vote on this proposal is advisory in nature, it is not binding on Blink, the Board or the Compensation Committee. The vote on this proposal will, therefore, not affect any compensation already paid or awarded to any Named Executive Officer and will not overrule any decisions made by the Board or the Compensation Committee. Because we highly value the opinions of our stockholders, however, the Board and the Compensation Committee will consider the results of this advisory vote when making future executive compensation decisions.

Under Nevada law and our Bylaws, if a quorum is present, this matter will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast in opposition to the matter. Broker non-votes occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the beneficial owner of the shares and the firm does not have the authority to vote the shares in its discretion. Shares abstaining from voting and shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists, but are not considered votes cast or shares entitled to vote with respect to such matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS

A “SAY-ON-PAY” VOTE “FOR” APPROVAL OF EXECUTIVE COMPENSATION FOR 2017.

PROXIES WILL BE VOTED “FOR” APPROVAL UNLESS OTHERWISE SPECIFIED.

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Proposal 4 -

Advisory Vote Regarding the Frequency of Holding the Say-on-Pay Vote (“Frequency Vote”)

In addition to the advisory vote on executive compensation or “say-on-pay” vote, we are also asking stockholders to cast an advisory vote on the frequency of that vote. Stockholders are being asked to vote on whether the advisory vote on executive compensation should be held every year, every two years or every three years.

The Board recommends holding the advisory vote on executive compensation every three years.

The proxy card gives you four choices for voting on this proposal. You can choose whether the “say-on-pay” vote should be held every year, every two years or every three years. You may also abstain from voting. You are not voting to approve or disapprove the Board’s recommendation on this proposal.

The vote on this proposal is non-binding, and the final decision with respect to the frequency of future advisory votes on executive compensation remains with the Board. However, the Board values the opinions of our stockholders and will take into account the outcome of the vote in considering the frequency of future advisory votes on executive compensation.

In accordance with SEC rules, stockholders will have the opportunity at least every six years to recommend the frequency of future “say-on-pay” advisory votes on executive compensation.

The Board recommends that the stockholders vote to conduct future advisory votes on executive compensation EVERY THREE YEARS.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE TO CONDUCT FUTURE STOCKHOLDER VOTES ON EXECUTIVE

COMPENSATION EVERY THREE YEARS.

PROXIES WILL BE VOTED “FOR” APPROVAL UNLESS OTHERWISE SPECIFIED.

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Proposal 5 -

Approval of the Blink Charging Co. 2018 Incentive Compensation Plan

In light of the successful completion of our public offering in February 2018 that increased the total number of outstanding shares of our common stock, our Board of Directors believed in order to (i) bring the number of authorized shares of common stock available for future grant under incentive compensation plans into proportion with the number of outstanding shares increased over prior periods and (ii) attract and retain the services of new executives and other key employees, it was necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, our Board voted unanimously on July 19, 2018 to adopt the Blink Charging Co. 2018 Incentive Compensation Plan (the “2018 Plan”) for non-employee members of our Board, as well as employees of our company and our subsidiaries and affiliates, subject to approval by our stockholders (the “Effective Date”). If approved at this Annual Meeting, the 2018 Plan will replace the 2012 Omnibus Plan, 2013 Omnibus Plan, 2014 Omnibus Plan and 2015 Omnibus Plan (collectively, the “Prior Plans”), and no further awards will be granted under the Prior Plans. Any awards under the Prior Plans that are outstanding as of the date of stockholder approval will continue to be subject to the terms and conditions of the applicable Prior Plan. In the event the 2018 Plan is not approved by stockholders at this Annual Meeting, awards will continue to be available for issuance pursuant to the Prior Plans.

Our Board is recommending approval of the 2018 Plan, which provides for 5,000,000 authorized, unissued shares of common stock available for future grants of stock options and other equity-based awards. The 2018 is designed to retain directors, executives and selected employees and consultants and reward them for making contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the 2018 Plan thereby providing participants with a proprietary interest in the growth and performance of the Company. Our Board of Directors has not approved an issuance of stock options or other equity-based awards since the completion of our February 2018 Public Offering.

The approval of the 2018 Plan requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote against this proposal. Broker non-votes will not be counted as voting either for or against the Plan.

The Board of Directors recommends that the stockholders vote FOR the Blink Charging Co. 2018 Incentive Compensation Plan.

The principal features of the 2018 Plan are summarized below for the convenience and information of our stockholders. This description is qualified in its entirety by reference to the Plan, which is attached to this Proxy Statement as Exhibit A.

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What is the Blink Charging Co. 2018 Incentive Compensation Plan?

The 2018 Plan will allow Blink to provide equity-based compensation to our non-employee directors and employees for their service to Blink or our subsidiaries or affiliates. Under the Plan, participants may receive equity-based compensation in the form of stock options, stock appreciation rights, restricted shares, restricted share units, dividend equivalents, deferred stock, stock payments, performance share awards and other incentive awards structured by the Compensation Committee and the Board within parameters set forth in the Plan. The Plan will allow non-employee directors and employees to participate in the ownership of Blink and is intended to provide compensation, incentives and rewards for superior performance.

Who is eligible to participate in the Plan?

Persons eligible to participate in the Plan include all non-employee members of the Board, which will consist of three directors following the Annual Meeting, and approximately 31 officers and employees of Blink and our subsidiaries, as determined by the Administrator of the Plan.

How will the Plan be administered?

The Plan generally will be administered by the Compensation Committee of the Board (which we also sometimes refer to as the “Administrator” in this narrative). The Compensation Committee consists solely of non-employee directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a Non-Employee Director as defined in Rule 16b-3 under the Exchange Act, and an “independent director” under the rules of Nasdaq. Except with respect to awards granted to our senior executives who are subject to Section 16 of the Exchange Act or employees who are “covered employees” within the meaning of Section 162(m) of the Code, the Plan allows the Compensation Committee to delegate the authority to grant or amend awards under the Plan to a committee of one or more members of the Board or one or more of our officers. The full Board will conduct the general administration of the Plan with respect to awards granted to non-employee directors.

The Administrator will have the authority to administer the Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities.

How many shares of Blink common stock will be available for awards under the Plan?

The aggregate number of shares of our common stock available for equity grants pursuant to the Plan will be equal to 5,000,000. Blink is not seeking the approval of an increase in the number of shares currently available for issuance and which may be forfeited under plans previously approved by Blink’s stockholders. Subject to stockholder approval of the Plan, no further shares will be available for issuance pursuant to the Prior Plans, however any awards under any of the Prior Plans that are outstanding as of such date will continue to be subject to the terms and conditions of the applicable Prior Plan.

In the event of a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, any awards granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by another entity, will not reduce the shares authorized for grant under the Plan. Additionally, in the event that Blink or its subsidiaries or affiliates acquire or combine with a company that has shares available under a pre-existing plan approved by stockholders, the shares available for grant pursuant to the terms of such pre-existing plan may be used for awards under the Plan under certain circumstances and will not reduce the shares authorized for grant under the Plan.

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What types of equity awards are available under the Plan?

Stock Options. The Plan provides for the grant of incentive stock options, as defined under Section 422 of the Code (“ISOs”), and non-qualified stock options. The option exercise price of all stock options granted pursuant to the Plan will not be less than 100% of the fair market value of our common stock on the date of grant. Stock options may be exercised as determined by the Administrator, but in no event may (a) an ISO have a term extending beyond the tenth anniversary of the date of grant and (b) a non-qualified stock option have a term extending beyond the date that is ten years and one day after the date of grant. ISOs granted to any person who owns, as of the date of grant, stock possessing more than 10% of the total combined voting power of all classes of our stock, however, will have an exercise price that is not less than 110% of the fair market value of our common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be ISOs are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides. The Plan prohibits, without stockholder approval: (i) the amendment of options to reduce the exercise price, and (ii) the replacement of an option with cash or any other award when the price per share of the option exceeds the fair market value of the underlying shares.

Restricted Stock. A restricted stock award is the grant of shares of our common stock at a price determined by the Administrator that may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing service to us or any of our subsidiaries or affiliates or achieving performance goals. During the period of restriction, all shares of restricted stock will be subject to restrictions and vesting requirements, which will lapse in accordance with a schedule or other conditions determined by the Administrator. Restricted stock is nontransferable and may not be sold or encumbered until all restrictions are terminated or expire.

Dividend Equivalents. Dividend equivalents may be granted pursuant to the Plan, except that no dividend equivalents may be payable with respect to options or stock appreciation rights awarded pursuant to the Plan. A dividend equivalent is the right to receive the equivalent value of dividends paid on shares. If granted, they are credited as of dividend payment dates occurring between the date an award is granted and the date it vests, is exercised, is distributed or expires, as determined by the Administrator. Dividend equivalents may be converted to cash or additional shares of our common stock subject to limitations as may be determined by the Administrator.

Stock Payments. A stock payment is a payment in the form of shares of our common stock or an option or other right to purchase shares, as part of a bonus, deferred compensation or other arrangement. The number or value of shares of any stock payment will be determined by the Administrator and may be based on the achievement of performance criteria or other specific criteria determined by the Administrator. Except as otherwise determined by the Administrator, shares underlying a stock payment which is subject to a vesting schedule or other conditions will not be issued until those conditions have been satisfied. Stock payments may, but are not required to, be made in lieu of cash compensation otherwise payable to any individual who is eligible to receive awards.

Deferred Stock. Deferred stock is a right to receive shares of our common stock in the future. The number of shares of any deferred stock award will be determined by the Administrator and may be based on the achievement of performance or other specific criteria on a specified date or dates or over any period or periods determined by the Administrator. Except as otherwise determined by the Administrator, shares underlying a deferred stock award which is subject to a vesting schedule or other conditions set by the Administrator will not be issued until those conditions have been satisfied. Deferred stock may constitute or provide for a deferral of compensation, subject to Section 409A of the Code and there may be certain tax consequences if the requirements of Section 409A of the Code are not met.

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Restricted Stock Units. A restricted stock unit provides for the issuance of our common stock at a future date upon the satisfaction of specific conditions. The Administrator will specify in an award agreement the dates or conditions under which the restricted stock units will become fully vested and non-forfeitable, and may specify other conditions to vesting as it deems appropriate. The Administrator will also specify, or permit the holder to elect, the conditions and dates upon which the shares underlying the restricted stock units will be issued, which may not be earlier than the date as of which the restricted stock units vest and which conditions and dates will be subject to compliance with Section 409A of the Code. Restricted stock units may be paid in cash, shares or both, as determined by the Administrator. On the distribution dates, we will transfer to the participant one unrestricted, fully transferable share of our common stock (or the fair market value of one share in cash) for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Administrator may specify in the award agreement a purchase price to be paid by the participant for such shares of our common stock. Restricted stock units may constitute or provide for a deferral of compensation, subject to Section 409A of the Code and there may be certain tax consequences if the requirements of Section 409A of the Code are not met.

Stock Appreciation Rights. A stock appreciation right (“SAR”) entitles its holder, upon exercise, to receive from us an amount equal to the difference between the exercise price of the SAR and the fair market value of a share of our common stock on the exercise date, multiplied by the number of shares with respect to which the SAR is being exercised, subject to any limitations imposed by the Administrator. The exercise price per share will be set by the Administrator, but may not be less than 100% of the fair market value on the date the SAR is granted. The Administrator will also determine the vesting period of the SAR. Stock appreciation rights may be exercised as determined by the Administrator but may not have a term extending beyond the date that is ten years and one day after the date of grant. Payment of a SAR may be in cash, shares or a combination of both, as determined by the Administrator. The Plan prohibits, without stockholder approval: (i) the amendment of SARs to reduce the exercise price, and (ii) the replacement of a SAR with cash or any other award when the price per share of the SAR exceeds the fair market value of the underlying shares.

Performance Share Awards. Performance share awards are rights to receive a number of shares of common stock or the cash value of such shares based on the attainment of specified performance goals or other criteria determined by the Administrator.

Other Incentive Awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met.

What are performance awards?

Performance awards include any of the awards above that are granted subject to vesting and/or payment based on the attainment of specified performance goals. The Administrator will determine whether performance awards are intended to constitute “qualified performance-based compensation” (“QPBC”) within the meaning of Section 162(m) of the Code, in which case the applicable performance criteria will be selected from the list below in accordance with the requirements of Section 162(m) of the Code.

Section 162(m) of the Code imposes a $1,000,000 cap on the compensation deduction that we may take in respect of compensation paid to our “covered employees,” but excludes from the calculation of amounts subject to this limitation any amounts that constitute QPBC. However, QPBC performance criteria may be used with respect to performance awards that are not intended to constitute QPBC.

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How does vesting of awards occur under the Plan?

The award agreement governing an award under the Plan will specify when the right to exercise the award will vest, in whole or in part, and will denote any events or conditions upon which vesting is contingent or which may accelerate vesting.

At the time an award is granted or at any time after such grant, the Administrator may specify events, including a change in control, that will accelerate the vesting or exercise date of all or part of the award.

Are awards under the Plan transferable?

With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Plan are generally nontransferable prior to vesting and are exercisable only by the participant.

How are tax withholding and payment obligations handled under the Plan?

With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Plan, the Administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

What happens in the event of corporate transactions affecting the stock?

The Administrator has broad discretion to equitably adjust the provisions of the Plan, as well as the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the Administrator will make equitable adjustments to the Plan and outstanding awards. In the event of a change in control of Blink (as defined in the Plan), the surviving entity must assume outstanding awards or substitute economically equivalent awards for such outstanding awards; however, if the surviving entity declines to assume or substitute for some or all outstanding awards, then all such awards will vest in full and be deemed exercised (as applicable) upon the transaction. Individual award agreements may provide for additional accelerated vesting and payment provisions if the Administrator so determines.

Can the Plan be amended or terminated?

The Board may terminate, amend, or modify the Plan at any time; however, except to the extent permitted by the Plan in connection with certain changes in capital structure, stockholder approval will be obtained for any amendment to (i) increase the number of shares available under the Plan under either or both share limits, (ii) reduce the per share exercise price of the shares subject to any option or stock appreciation right below the per share exercise price as of the date the option or stock appreciation right was granted, and (iii) cancel any option or stock appreciation right in exchange for cash or another award when the option or stock appreciation right price per share exceeds the fair market value of the underlying shares.

In no event may an award be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date.

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Why is stockholder approval of the Plan required?

Stockholder approval of the Plan is necessary in order for us to (1) meet the stockholder approval requirements of Nasdaq, (2) take tax deductions for certain compensation resulting from awards granted thereunder qualifying as QPBC and (3) grant ISOs thereunder.

What are the U.S. federal income tax consequences of the Plan?

The following is a general summary under current law of the material federal income tax consequences to a non-employee director granted an award under the Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice and a holder of an award should rely on the advice of his or her legal and tax advisors.

With respect to nonqualified stock options, we are generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving ISOs will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); restricted stock units, stock-based performance awards, dividend equivalents, other incentive awards and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to “covered employees.”

Section 162(m) of the Code. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards under the Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including QPBC, are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock awards will generally qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more “outside directors,” (2) the plan contains a per-employee limitation on the number of awards which may be granted during a specified period, (3) the plan is approved by the stockholders, and (4) under the terms of the award, the amount of compensation an employee could receive is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise price of the option is not less than the fair market value of the stock on the date of grant), and for awards other than options, established performance criteria that must be met before the award actually will vest or be paid.

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Section 409A of the Code. Certain awards under the Plan may be considered “nonqualified deferred compensation” subject to Section 409A of the Code, which imposes additional requirements on the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the current taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount will be subject to income tax at regular income tax rates plus an additional 20% tax, as well as potential premium interest tax.

New Plan Benefits

Future benefits or amounts under the Plan are not currently determinable with respect to employees.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE APPROVAL OF THE BLINK CHARGING CO. 2018

INCENTIVE COMPENSATION PLAN.

PROXIES WILL BE VOTED “FOR” APPROVAL UNLESS OTHERWISE SPECIFIED.

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Management

The names of our current executive officers and other executive management, their ages, their positions and other biographical information are set forth below:

Executive Officers	Age	Position
Michael D. Farkas	46	Executive Chairman of the Board

Michael J. Calise	57	Chief Executive Officer

Ira B. Feintuch	47	Chief Operating Officer

Jonathan New	58	Chief Financial Officer

See “Proposal 1 – Election of Directors” above for biographical information concerning Michael D. Farkas and Michael J. Calise.

Ira B. Feintuch, Chief Operating Officer

Ira B. Feintuch joined our company in 2009 and was appointed Chief Operating Officer in March 2015. Mr. Feintuch served as Vice President of Operations from September 2009 to March 2015. In this capacity, Mr. Feintuch has been responsible for the purchasing, installation and maintenance of EV charging equipment, the selection and management of third-party electricians and service professionals for our company and its subsidiaries, as well as developing strategic partnerships and collaborative relationships for our company. Mr. Feintuch currently sits on the board of the ROEV Association, an EV industry trade association. Mr. Feintuch commenced personal bankruptcy proceedings in January 2016. Mr. Feintuch holds a B.S. degree in Management from Touro College.

Jonathan New, Chief Financial Officer (Principal Financial and Accounting Officer)

Jonathan New joined our company as Chief Financial Officer in July 2018. Mr. New was Chief Financial Officer of Net Element, Inc. from March 2008 to June 2018. During that time, Net Element was continuously listed on the Nasdaq Capital Market from October 2012 to the present. From 2001 to 2003, Mr. New was Chief Operating Officer of Ener1, Inc. From 2004 until it was sold in 2006, Mr. New owned and operated Wholesale Salon Furniture Corp.com, which imported and distributed salon equipment. Thereafter, until joining Net Element, Mr. New provided services to public companies on a variety of corporate accounting, reporting and audit related issues. Prior to joining Ener1, Inc. in 2001, Mr. New held finance manager and chief financial officer positions with companies including Häagen-Dazs, Virtacon (a web development company), RAI Credit Corporation (private label credit card company) and Prudential of Florida. Mr. New obtained his B.S. degree in Accounting from Florida State University and began his career with Accenture. He is a member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

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Form 10-K

The Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as amended, which contains the consolidated financial statements of the Company for the year ended December 31, 2017, accompanies this Proxy Statement, but is not a part of the Company’s soliciting materials.

Stockholders may obtain, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as amended, filed with the SEC, including the financial statements and schedules thereto, without the accompanying exhibits, by writing to: Corporate Secretary, Blink Charging Co., 407 Lincoln Road, Suite 704, Miami Beach, Florida 33139. The Company’s Annual Report on Form 10-K is also available online at the Company’s website at https://ir.blinkcharging.com/all-sec-filings. A list of exhibits is included in the Form 10-K and exhibits are available from the Company upon the payment to the Company of the cost of furnishing them.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. As of December 31, 2017 and through February 12, 2018, we did not have a class of securities registered under the Exchange Act and therefore our directors, executive officers, and any persons holding more than 10% of our common stock were not required to comply with Section 16 of the Exchange Act. Such persons became obligated to comply with such rules upon the February 13, 2018 filing of our Form 8-A registering our class of common stock.

Stockholder Proposals and Director Nominations

Stockholders are entitled to submit proposals on matters appropriate for stockholder action, consistent with SEC regulations. In order for stockholder proposals for the 2019 Annual Meeting of Stockholders to be eligible for inclusion in our Proxy Statement, they must be received by our Corporate Secretary at our principal executive offices not later than April 15, 2019.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” is also permissible under the Nevada Revised Statutes and potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single Notice of Annual Meeting of Stockholders or Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or bank that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker or bank. Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request householding of their communications should contact their broker or bank.

No Incorporation by Reference

References to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this Proxy Statement. Information on our website, other than our Proxy Statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

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Disclaimer

This Proxy Statement may contain statements regarding future individual and Company performance targets and Company performance goals. These targets and Company performance goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Other Matters

The Board knows of no matters other than those listed in this Proxy Statement that are likely to be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

By Order of the Board of Directors,

Michael D. Farkas
Executive Chairman

Miami Beach, Florida

August 14, 2018

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EXHIBIT A

BLINK CHARGING CO.

2018 INCENTIVE COMPENSATION PLAN

1. Purpose. Blink Charging Co., a Nevada corporation (the “Company”), hereby establishes the BLINK CHARGING CO. 2018 INCENTIVE COMPENSATION PLAN (the “Plan”). The purpose of the Plan is to assist the Company and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan and (ii) an “independent director” under the NASDAQ listing requirements, or any similar rule or listing requirement that may be applicable to the Company from time to time.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(l) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

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(m) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(n) “Director” means a member of the Board or the board of directors of any Related Entity.

(o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(q) “Effective Date” has the meaning set forth in Section 10(s).

(r) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u) “Fair Market Value” or “FMV” means, as of any date, the value of a Share determined as follows:

(i) If the Share is listed on one or more established stock exchanges or national market systems, including without limitation, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such Share (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Share is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

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(ii) If the Share is regularly quoted on an automated quotation system (including a marketplace operated by the OTC Markets Group, Inc.) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Share as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Share on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) In the absence of an established market for the Share of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares (by a qualified valuation expert) or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

(v) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position, authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose any action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant, or any action taken with the consent of the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than any failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(w) “Incentive Stock Option” means any Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code or any successor provision thereto and that meets the requirements set out in the Plan.

(x) “Independent,” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of NASDAQ or any national securities exchange on which any securities of the Company are listed for trading and, if not quoted or listed for trading, by the rules of NASDAQ.

(y) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

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(z) “Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

(aa) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(dd) “Outside Director” means a member of the Board who is not an Employee.

(ee) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(gg) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(hh) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(jj) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(kk) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ll) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

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(mm) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(nn) “Restricted Stock Unit” means an Award granted to a Participant under Section 6(d) hereof.

(oo) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(pp) “Shares” means the shares of common stock of the Company, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

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(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares initially reserved and available for delivery under the Plan shall be 5,000,000, all of which may be Incentive Stock Options. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

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(c) Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(i) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(ii) Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(iii) If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

(iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v) Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

(d) Limitation on Number of Shares Granted to Outside Directors. Notwithstanding any provision in the Plan to the contrary, the sum of the grant date Fair Market Value of equity-based Awards and the amount of any cash-based Awards granted to an Outside Director during any calendar year shall not exceed $250,000.

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5. Eligibility and Participation. Individuals eligible to participate in the Plan include all Employees, Directors, and all Consultants and advisers to the Company and Related Entities, as determined by the Committee. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Related Entity, the Participant’s length of service, promotions and potential.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of applicable law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 409A of the Code, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

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(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) An Incentive Stock Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant.

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(C) Each person exercising any Incentive Stock Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such Shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

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(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

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(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(v) Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee is authorized to grant Restricted Stock Units to any Eligible Person. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest).

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(e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

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(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based on any criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Payment pursuant to an Award granted under this Section 6(i) shall be made at such times, by such methods and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered. Awards granted pursuant to the preceding sentence shall be designed, awarded and settled in a manner that does not result in additional taxes under Section 409A of the Code.

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(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of Section 409A of the Code and other applicable law, rules and regulations adopted by the Securities and Exchange Commission, and all applicable rules of any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on a national securities exchange, then the rules of the NASDAQ Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control), subject to compliance with the provisions of Section 409A of the Code. Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8. Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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9. Change in Control.

(a) Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

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(b) Definition of “Change in Control.” Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

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(iv) Approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i) (ii), (iii) or (iv) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

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(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (C) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (D) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

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(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Section 422 of the Code) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted), and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

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(h) Code Section 409A. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (i) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (ii) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (iv) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death, (v) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (vi) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

(i) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(j) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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(k) Investment Representations. The Company shall be under no obligation to issue any Shares covered by any Award unless the Shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such Shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the Shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Shares.

(l) Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any Shares issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares for exemption from the Securities Act of 1933, as amended, or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any Shares during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10(l), if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of Shares acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

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(m) Placement of Legends; Stop Orders; etc. Each Share to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10(k) in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Share. All Shares or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Share is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

(n) Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law.

(o) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.

(p) Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

(q) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

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(r) Venue. The Company and the Participant to whom an award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Florida with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Florida, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Florida court, and no other, (c) such Florida court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Florida court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

(s) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on July 19, 2018 (“Effective Date”), subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

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